Brighthouse Retirement Perspectives
Unallocated Group Variable Annuity Contract
STATEMENT OF ADDITIONAL INFORMATION
Dated
April 28, 2025
For Variable Annuity Contracts
Brighthouse Separate Account QPN for Variable Annuities
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 28, 2025. A copy of the Variable Annuity Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling (833) 208-3018, by visiting https://dfinview.com/BHF/PUFT/BHF123 (Brighthouse Retirement Perspectives) and https://dfinview.com/BHF/PUFT/BHF122 (Unallocated Group Variable Annuity) or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
For Contracts currently receiving annuity payments: (i) general servicing requests and elections should be direct to Brighthouse Life Insurance Company, P.O. Box 4363, Clinton, IA 52733-4363, phone: (800) 882-1292, fax: (877) 246-8424; (ii) Death Claims should be directed to Brighthouse Life Insurance Company, P.O. Box 4364, Clinton, IA 52733-4364, phone: (800) 882-1292, fax: (877) 245-8163.
All other correspondence and requests should be directed to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, phone: (833) 208-3018, fax: (877) 319-2495.
The SAI contains information in addition to the information described in the Prospectus for the Variable Annuity Contracts (the “Contract(s)”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).
Book 094-095 SAI

THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. Prior to August 4, 2017, the Company was an indirect wholly-owned subsidiary of MetLife, Inc. On that date, MetLife, Inc. distributed approximately 80.8% of BHF’s common stock to holders of MetLife Inc.’s common stock, and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
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The Separate Account. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company’s general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2022 through December 31, 2022 was $5,092,107, for the period January 1, 2023 through December 31, 2023 was $4,681,080, and for the period January 1, 2024 through December 31, 2024 was $4,435,568.
PRINCIPAL UNDERWRITER
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
CUSTODIAN
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
PRINCIPAL UNDERWRITING AND DISTRIBUTION AGREEMENT
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Variable Annuity Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. Brighthouse Securities was the recipient of these commissions thereafter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2024	$724,114,938	$0
2023	$665,088,655	$0
2022	$666,009,009	$0
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The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company’s products.
The principal underwriter or the Company paid the following amounts during 2024. The amount of additional compensation (noncommission amounts) paid to selected broker-dealer firms during 2024 ranged from $95 to $14,506,319*. The amount of commissions paid to selected broker-dealer firms during 2024 ranged from $3,606 to $77,173,746. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2024 ranged from $3,606 to $91,680,065*.
*
For purposes of this calculation, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates Brighthouse Life Insurance Company of NY.
The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and Brighthouse Securities under which the broker-dealer firms received additional compensation in 2024 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
Atria Wealth Solutions
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Concourse Financial Group Securities, Inc.
Copper Financial
CUSO Financial Services, L.P.
Equitable Advisors, LLC
Equity Services, Inc.
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Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Grove Point Investments, LLC
GWN Securities Inc.
Independent Financial Group, LLC
Infinex Investments, Inc.
Investacorp Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Brokerage Services LLC
NEXT Financial Group, Inc.
Oakwood Capital Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Park Avenue Securities LLC
Parkland Securities, LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Wealth Management, LLC
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
UBS Financial Services Inc.
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
Western International Securities, Inc.
There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.
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Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CALCULATION OF ANNUITY UNIT VALUE
The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000034247 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time, We advertise the performance of various Funding Options of the Separate Account, including standardized and non-standardized performance. Performance may be calculated based upon historical performance of the Underlying Funds and may assume that the Funding Options were in existence prior to their inception dates. Any performance data that includes all or a portion of the time between the Underlying Fund inception date and the Funding Option inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Funding Option had been introduced as of the Underlying Fund inception date. After the inception date, actual accumulation unit or annuity unit data is used. Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Funding Options with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Morningstar, Inc. and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index.
Past performance is no guarantee of future results. Any illustration should not be relied on as a guarantee of future results.
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TAXES
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs and Roth IRAs, they are established by an employer for participation of its employees.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
Limits for Individual Contributions:
Plan Type	Elective Contribution	Maximum Catch-up Contribution (ages 50-59 and 64+)	Maximum Catch-up Contribution (ages 60-63)
401(k)	$23,500	$7,500	$11,250
Dollar limits are for 2025 and are subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $70,000 and 100% of an employee’s compensation for 2025 (reduced by any employee elective contributions). If allowed by the plan, special catch-up provisions may increase the catch-up contribution limit starting in 2025 for participants in 401(k), 403(b), and governmental 457(b) plans who are age 60-63. Certain grandfathered SARSEP plans may also allow for employee contributions, catch-up contributions and, starting in 2025, enhanced catch-up contributions for employees aged 60-63. Consult a tax adviser and consult your plan administrator if you participate in one of these employer-sponsored retirement plans.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You:
1.
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
2.
Make certain withdrawals under plans for which a qualified consent is required;
3.
Name someone other than the spouse as your beneficiary; or
4.
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the identity of the designated beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
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The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of, and the qualified consent for, the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distribution (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Subaccounts of Brighthouse Separate Account QPN for Variable Annuities, and the financial statements of Brighthouse Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
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Financial Statements
The financial statements comprising each of the Subaccounts of the Separate Account and the financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Brighthouse Separate Account QPN for Variable Annuities

and Board of Directors of

Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”) of Brighthouse Life Insurance Company (the “Company”) comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccount included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Subaccount and period indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
LMGAMT ClearBridge Small Cap Subaccount	For the period from September 6, 2024	(commencement of operations)	through December 31, 2024

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account’s auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount
Assets:
Investments at fair value	$3,287,368	$3,971,234	$3,271,977	$853,530
Due from Brighthouse Life Insurance Company	—	—	—	—

Total Assets	3,287,368	3,971,234	3,271,977	853,530

Liabilities:
Accrued fees	33	56	55	51
Due to Brighthouse Life Insurance Company	22	83	112	19

Total Liabilities	55	139	167	70

Net Assets	$3,287,313	$3,971,095	$3,271,810	$853,460

The accompanying notes are an integral part of these financial statements.

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BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount
Assets:
Investments at fair value	$1,715,448	$374,152	$920,665	$1,379,066	$1,175,109
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	1,715,448	374,152	920,665	1,379,066	1,175,109

Liabilities:
Accrued fees	64	57	41	48	59
Due to Brighthouse Life Insurance Company	63	15	20	12	23

Total Liabilities	127	72	61	60	82

Net Assets	$1,715,321	$374,080	$920,604	$1,379,006	$1,175,027

The accompanying notes are an integral part of these financial statements.

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	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Assets:
Investments at fair value	$688,318	$542,146	$642,965	$274,690	$5,196,869
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	688,318	542,146	642,965	274,690	5,196,869

Liabilities:
Accrued fees	52	64	102	67	37
Due to Brighthouse Life Insurance Company	70	28	27	126	43

Total Liabilities	122	92	129	193	80

Net Assets	$688,196	$542,054	$642,836	$274,497	$5,196,789

The accompanying notes are an integral part of these financial statements.

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BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MFS® Research International Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount
Assets:
Investments at fair value	$146,168	$116,487	$15,463,431	$219,842	$262,799
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	146,168	116,487	15,463,431	219,842	262,799

Liabilities:
Accrued fees	58	67	52	41	47
Due to Brighthouse Life Insurance Company	54	62	16	1	5

Total Liabilities	112	129	68	42	52

Net Assets	$146,056	$116,358	$15,463,363	$219,800	$262,747

The accompanying notes are an integral part of these financial statements.

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	BHFTI PIMCO Total Return Subaccount	BHFTI SSGA Emerging Markets Enhanced Index II Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount
Assets:
Investments at fair value	$1,629,676	$229,414	$5,165,886	$659,076	$611,667
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	1,629,676	229,414	5,165,886	659,076	611,667

Liabilities:
Accrued fees	97	41	131	30	85
Due to Brighthouse Life Insurance Company	8	14	132	23	3

Total Liabilities	105	55	263	53	88

Net Assets	$1,629,571	$229,359	$5,165,623	$659,023	$611,579

The accompanying notes are an integral part of these financial statements.

5

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount
Assets:
Investments at fair value	$5,841,928	$4,040,830	$344,441	$772,657	$6,497,065
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	5,841,928	4,040,830	344,441	772,657	6,497,065

Liabilities:
Accrued fees	56	71	44	41	71
Due to Brighthouse Life Insurance Company	71	40	17	15	17

Total Liabilities	127	111	61	56	88

Net Assets	$5,841,801	$4,040,719	$344,380	$772,601	$6,496,977

The accompanying notes are an integral part of these financial statements.

6

	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount
Assets:
Investments at fair value	$4,038,496	$778,887	$1,042,198	$2,829,728	$2,950,953
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	4,038,496	778,887	1,042,198	2,829,728	2,950,953

Liabilities:
Accrued fees	53	41	46	66	60
Due to Brighthouse Life Insurance Company	55	35	53	59	85

Total Liabilities	108	76	99	125	145

Net Assets	$4,038,388	$778,811	$1,042,099	$2,829,603	$2,950,808

The accompanying notes are an integral part of these financial statements.

7

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Assets:
Investments at fair value	$5,063	$24,109	$948	$9,277,711	$2,699,940
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	5,063	24,109	948	9,277,711	2,699,940

Liabilities:
Accrued fees	29	23	20	59	57
Due to Brighthouse Life Insurance Company	9	3	16	27	12

Total Liabilities	38	26	36	86	69

Net Assets	$5,025	$24,083	$912	$9,277,625	$2,699,871

The accompanying notes are an integral part of these financial statements.

8

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Assets:
Investments at fair value	$4,109,344	$724,095	$4,430,381	$4,243,199	$728,936
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	4,109,344	724,095	4,430,381	4,243,199	728,936

Liabilities:
Accrued fees	72	51	53	45	40
Due to Brighthouse Life Insurance Company	33	7	61	42	40

Total Liabilities	105	58	114	87	80

Net Assets	$4,109,239	$724,037	$4,430,267	$4,243,112	$728,856

The accompanying notes are an integral part of these financial statements.

9

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Western Asset Management U.S. Government Subaccount	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Assets:
Investments at fair value	$669,856	$4,965,028	$4,456,805	$469,062	$782,104
Due from Brighthouse Life Insurance Company	—	—	—	—	—

Total Assets	669,856	4,965,028	4,456,805	469,062	782,104

Liabilities:
Accrued fees	56	43	60	86	68
Due to Brighthouse Life Insurance Company	19	110	40	43	26

Total Liabilities	75	153	100	129	94

Net Assets	$669,781	$4,964,875	$4,456,705	$468,933	$782,010

The accompanying notes are an integral part of these financial statements.

10

	FTVIPT Templeton Foreign VIP Subaccount	Janus Henderson Enterprise Subaccount	LMGAMT ClearBridge Small Cap Subaccount	LMPIT Western Asset Corporate Bond Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount
Assets:
Investments at fair value	$463,394	$5,411,607	$7,327	$622,663	$3,837,098
Due from Brighthouse Life Insurance Company	1	—	—	—	—

Total Assets	463,395	5,411,607	7,327	622,663	3,837,098

Liabilities:
Accrued fees	79	68	14	45	74
Due to Brighthouse Life Insurance Company	—	81	6	15	83

Total Liabilities	79	149	20	60	157

Net Assets	$463,316	$5,411,458	$7,307	$622,603	$3,836,941

The accompanying notes are an integral part of these financial statements.

11

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Growth Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount
Assets:
Investments at fair value	$517,022	$1,236,589	$654,603
Due from Brighthouse Life Insurance Company	—	—	—

Total Assets	517,022	1,236,589	654,603

Liabilities:
Accrued fees	52	121	84
Due to Brighthouse Life Insurance Company	79	27	48

Total Liabilities	131	148	132

Net Assets	$516,891	$1,236,441	$654,471

The accompanying notes are an integral part of these financial statements.

12

	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount
Assets:
Investments at fair value	$554,489	$285,448	$337,016
Due from Brighthouse Life Insurance Company	—	—	—

Total Assets	554,489	285,448	337,016

Liabilities:
Accrued fees	74	95	92
Due to Brighthouse Life Insurance Company	33	25	42

Total Liabilities	107	120	134

Net Assets	$554,382	$285,328	$336,882

The accompanying notes are an integral part of these financial statements.

13

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Investment Income:
Dividends	$52,412	$12,800	$35,571	$15,285	$21,815

Expenses:
Mortality and expense risk charges	45,127	49,395	41,267	12,356	24,145

Net investment income (loss)	7,285	(36,595)	(5,696)	2,929	(2,330)

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	100,757	92,205	147,896	29,971	72,513
Realized gains (losses) on sale of investments	120,466	233,318	150,987	(35,517)	(2,702)

Net realized gains (losses)	221,223	325,523	298,883	(5,546)	69,811

Change in unrealized gains (losses) on investments	165,186	719,628	377,526	92,719	153,359

Net realized and change in unrealized gains (losses) on investments	386,409	1,045,151	676,409	87,173	223,170

Net increase (decrease) in net assets resulting from operations	$393,694	$1,008,556	$670,713	$90,102	$220,840

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

14

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount
Investment Income:
Dividends	$2,231	$55,256	$21,815	$18,257	$3,046

Expenses:
Mortality and expense risk charges	2,508	10,674	26,863	17,422	8,578

Net investment income (loss)	(277)	44,582	(5,048)	835	(5,532)

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	2,575	—	90,823	98,865	43,318
Realized gains (losses) on sale of investments	(10)	(421)	(12,943)	(21,858)	1,539

Net realized gains (losses)	2,565	(421)	77,880	77,007	44,857

Change in unrealized gains (losses) on investments	3,736	18,503	219,588	12,345	74,404

Net realized and change in unrealized gains (losses) on investments	6,301	18,082	297,468	89,352	119,261

Net increase (decrease) in net assets resulting from operations	$6,024	$62,664	$292,420	$90,187	$113,729

The accompanying notes are an integral part of these financial statements.

15

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount
Investment Income:
Dividends	$22,743	$16,984	$4,223	$7,849	$—

Expenses:
Mortality and expense risk charges	7,239	9,063	3,642	69,079	2,744

Net investment income (loss)	15,504	7,921	581	(61,230)	(2,744)

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	—	—	23,080	487,072	—
Realized gains (losses) on sale of investments	(9,654)	(6,611)	4,851	153,176	(33,208)

Net realized gains (losses)	(9,654)	(6,611)	27,931	640,248	(33,208)

Change in unrealized gains (losses) on investments	(2,180)	(43,790)	5,028	175,383	65,990

Net realized and change in unrealized gains (losses) on investments	(11,834)	(50,401)	32,959	815,631	32,782

Net increase (decrease) in net assets resulting from operations	$3,670	$(42,480)	$33,540	$754,401	$30,038

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

16

	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MFS® Research International Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount
Investment Income:
Dividends	$4,476	$—	$5,375	$—	$56,723

Expenses:
Mortality and expense risk charges	3,316	185,480	3,423	3,073	24,653

Net investment income (loss)	1,160	(185,480)	1,952	(3,073)	32,070

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	—	1,125,854	8,297	—	—
Realized gains (losses) on sale of investments	(179)	487,709	8,564	(3,753)	(74,516)

Net realized gains (losses)	(179)	1,613,563	16,861	(3,753)	(74,516)

Change in unrealized gains (losses) on investments	19,324	2,685,490	(5,783)	12,223	77,838

Net realized and change in unrealized gains (losses) on investments	19,145	4,299,053	11,078	8,470	3,322

Net increase (decrease) in net assets resulting from operations	$20,305	$4,113,573	$13,030	$5,397	$35,392

The accompanying notes are an integral part of these financial statements.

17

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI SSGA Emerging Markets Enhanced Index II Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount
Investment Income:
Dividends	$5,977	$137,965	$7,919	$28,190	$4,425

Expenses:
Mortality and expense risk charges	4,199	86,524	7,289	7,751	71,069

Net investment income (loss)	1,778	51,441	630	20,439	(66,644)

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	—	305,863	40,748	—	334,403
Realized gains (losses) on sale of investments	(17,310)	(63,339)	(48)	(19,835)	146,097

Net realized gains (losses)	(17,310)	242,524	40,700	(19,835)	480,500

Change in unrealized gains (losses) on investments	26,605	320,105	10,378	4,476	1,062,553

Net realized and change in unrealized gains (losses) on investments	9,295	562,629	51,078	(15,359)	1,543,053

Net increase (decrease) in net assets resulting from operations	$11,073	$614,070	$51,708	$5,080	$1,476,409

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

18

	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount
Investment Income:
Dividends	$232,125	$9,392	$18,917	$125,813	$59,205

Expenses:
Mortality and expense risk charges	50,636	4,324	11,522	93,785	52,772

Net investment income (loss)	181,489	5,068	7,395	32,028	6,433

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	—	—	1,299	113,298	85,943
Realized gains (losses) on sale of investments	14,850	(8,680)	(6,204)	(107,756)	(69,362)

Net realized gains (losses)	14,850	(8,680)	(4,905)	5,542	16,581

Change in unrealized gains (losses) on investments	(48,440)	11,640	31,758	411,866	356,549

Net realized and change in unrealized gains (losses) on investments	(33,590)	2,960	26,853	417,408	373,130

Net increase (decrease) in net assets resulting from operations	$147,899	$8,028	$34,248	$449,436	$379,563

The accompanying notes are an integral part of these financial statements.

19

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$14,710	$16,482	$4,511	$—	$291

Expenses:
Mortality and expense risk charges	9,957	15,869	37,027	31,570	77

Net investment income (loss)	4,753	613	(32,516)	(31,570)	214

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	25,113	39,458	—	307,645	—
Realized gains (losses) on sale of investments	2,618	(7,337)	(3,211)	26,036	(745)

Net realized gains (losses)	27,731	32,121	(3,211)	333,681	(745)

Change in unrealized gains (losses) on investments	57,849	46,133	455,743	383,196	627

Net realized and change in unrealized gains (losses) on investments	85,580	78,254	452,532	716,877	(118)

Net increase (decrease) in net assets resulting from operations	$90,333	$78,867	$420,016	$685,307	$96

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

20

	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount
Investment Income:
Dividends	$897	$1,072	$113,243	$76,188	$76,482

Expenses:
Mortality and expense risk charges	365	799	118,156	41,379	54,020

Net investment income (loss)	532	273	(4,913)	34,809	22,462

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	263	2,460	557,181	150,576	379,641
Realized gains (losses) on sale of investments	576	8,151	334,617	(2,258)	(10,206)

Net realized gains (losses)	839	10,611	891,798	148,318	369,435

Change in unrealized gains (losses) on investments	(643)	(4,637)	977,853	15,992	16,529

Net realized and change in unrealized gains (losses) on investments	196	5,974	1,869,651	164,310	385,964

Net increase (decrease) in net assets resulting from operations	$728	$6,247	$1,864,738	$199,119	$408,426

The accompanying notes are an integral part of these financial statements.

21

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$1,059	$—	$—	$57,847	$25,925

Expenses:
Mortality and expense risk charges	9,236	54,433	65,196	8,821	9,794

Net investment income (loss)	(8,177)	(54,433)	(65,196)	49,026	16,131

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	69,278	241,790	287,869	—	—
Realized gains (losses) on sale of investments	793	54,661	(2,070)	(24,401)	(25,873)

Net realized gains (losses)	70,071	296,451	285,799	(24,401)	(25,873)

Change in unrealized gains (losses) on investments	(5,624)	768,890	313,388	4,321	21,862

Net realized and change in unrealized gains (losses) on investments	64,447	1,065,341	599,187	(20,080)	(4,011)

Net increase (decrease) in net assets resulting from operations	$56,270	$1,010,908	$533,991	$28,946	$12,120

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

22

	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount
Investment Income:
Dividends	$1,696	$14,997	$—	$31,796	$12,805

Expenses:
Mortality and expense risk charges	63,712	58,668	6,329	9,425	6,459

Net investment income (loss)	(62,016)	(43,671)	(6,329)	22,371	6,346

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	589,332	585,019	—	6,111	—
Realized gains (losses) on sale of investments	436,348	111,887	(4,367)	(7,892)	7,372

Net realized gains (losses)	1,025,680	696,906	(4,367)	(1,781)	7,372

Change in unrealized gains (losses) on investments	403,937	(5,136)	52,176	30,394	(21,585)

Net realized and change in unrealized gains (losses) on investments	1,429,617	691,770	47,809	28,613	(14,213)

Net increase (decrease) in net assets resulting from operations	$1,367,601	$648,099	$41,480	$50,984	$(7,867)

The accompanying notes are an integral part of these financial statements.

23

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2024

	Janus Henderson Enterprise Subaccount	LMGAMT ClearBridge Small Cap Subaccount (a)	LMPIT Western Asset Corporate Bond Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount
Investment Income:
Dividends	$34,340	$71	$32,074	$28,048	$8,218

Expenses:
Mortality and expense risk charges	71,220	35	8,313	45,581	9,203

Net investment income (loss)	(36,880)	36	23,761	(17,533)	(985)

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	240,093	403	—	382,327	67,620
Realized gains (losses) on sale of investments	51,889	86	(7,763)	118,112	25,923

Net realized gains (losses)	291,982	489	(7,763)	500,439	93,543

Change in unrealized gains (losses) on investments	440,006	(42)	(9,328)	204,976	(3,019)

Net realized and change in unrealized gains (losses) on investments	731,988	447	(17,091)	705,415	90,524

Net increase (decrease) in net assets resulting from operations	$695,108	$483	$6,670	$687,882	$89,539

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

24

	LMPVET ClearBridge Variable Growth Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount
Investment Income:
Dividends	$1,487	$—	$8,711	$—	$21,404

Expenses:
Mortality and expense risk charges	17,316	13,376	9,793	3,475	6,774

Net investment income (loss)	(15,829)	(13,376)	(1,082)	(3,475)	14,630

Net Realized and Change in Unrealized Gains (Losses)on Investments:
Realized gain distributions	372,311	28,467	102,098	9,595	—
Realized gains (losses) on sale of investments	(81,159)	296,745	11,342	(3,107)	(35,062)

Net realized gains (losses)	291,152	325,212	113,440	6,488	(35,062)

Change in unrealized gains (losses) on investments	(120,997)	(59,583)	(66,953)	3,345	48,401

Net realized and change in unrealized gains (losses) on investments	170,155	265,629	46,487	9,833	13,339

Net increase (decrease) in net assets resulting from operations	$154,326	$252,253	$45,405	$6,358	$27,969

The accompanying notes are an integral part of these financial statements.

25

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth- Income Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,285	$(13,149)	$(36,595)	$(30,393)	$(5,696)	$3,309	$2,929	$11,547
Net realized gains (losses)	221,223	293,694	325,523	221,179	298,883	210,730	(5,546)	73,285

Change in unrealized gains (losses) on investments	165,186	324,259	719,628	849,905	377,526	430,722	92,719	75,477

Net increase (decrease) in net assets resulting from operations	393,694	604,804	1,008,556	1,040,691	670,713	644,761	90,102	160,309

Contract Transactions:
Purchase payments received from Contract owners	199,547	203,900	114,005	162,573	54,750	62,215	96,024	85,424
Net transfers (including fixed account)	(8,409)	(34,904)	(78,804)	(18,089)	12,104	(22,211)	(389,890)	—
Contract charges	(26)	(24)	(151)	(176)	(34)	(33)	(38)	(66)
Transfers for Contract benefits and terminations	(566,233)	(519,931)	(745,914)	(488,232)	(544,270)	(429,277)	(176,771)	(62,051)

Net increase (decrease) in net assets resulting from Contract transactions	(375,121)	(350,959)	(710,864)	(343,924)	(477,450)	(389,306)	(470,675)	23,307

Net increase (decrease) in net assets	18,573	253,845	297,692	696,767	193,263	255,455	(380,573)	183,616
Net Assets:
Beginning of year	3,268,740	3,014,895	3,673,403	2,976,636	3,078,547	2,823,092	1,234,033	1,050,417

End of year	$3,287,313	$3,268,740	$3,971,095	$3,673,403	$3,271,810	$3,078,547	$853,460	$1,234,033

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

26

	BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,330)	$11,282	$(277)	$3,765	$44,582	$34,439
Net realized gains (losses)	69,811	136,330	2,565	(3,444)	(421)	(6,333)

Change in unrealized gains (losses) on investments	153,359	120,375	3,736	24,501	18,503	66,343

Net increase (decrease) in net assets resulting from operations	220,840	267,987	6,024	24,822	62,664	94,449

Contract Transactions:
Purchase payments received
from Contract owners	114,274	100,115	12,940	17,180	24,805	22,040
Net transfers (including fixed account)	(171,448)	(49,843)	261,696	—	5,278	(54)
Contract charges	(56)	(42)	—	—	(23)	(21)
Transfers for Contract benefits and terminations	(96,827)	(120,591)	(2,228)	(189,472)	(33,993)	(61,426)

Net increase (decrease) in net assets resulting from Contract transactions	(154,057)	(70,361)	272,408	(172,292)	(3,933)	(39,461)

Net increase (decrease) in net assets	66,783	197,626	278,432	(147,470)	58,731	54,988
Net Assets:
Beginning of year	1,648,538	1,450,912	95,648	243,118	861,873	806,885

End of year	$1,715,321	$1,648,538	$374,080	$95,648	$920,604	$861,873

The accompanying notes are an integral part of these financial statements.

27

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/ Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,048)	$29,933	$835	$(4,436)	$(5,532)	$(3,673)	$15,504	$8,813
Net realized gains (losses)	77,880	285,646	77,007	81,415	44,857	16,123	(9,654)	(13,665)
Change in unrealized gains (losses) on investments	219,588	44,566	12,345	83,154	74,404	106,419	(2,180)	73,608

Net increase (decrease) in net assets resulting from operations	292,420	360,145	90,187	160,133	113,729	118,869	3,670	68,756

Contract Transactions:
Purchase payments received from Contract owners	103,717	150,052	41,937	43,982	8,799	8,933	23,011	25,054
Net transfers (including fixed account)	(71)	(23,967)	(15,112)	(51,839)	(173)	(94,889)	(25)	415
Contract charges	(64)	(67)	(45)	(47)	(15)	(14)	(60)	(77)
Transfers for Contract benefits and terminations	(1,294,130)	(59,729)	(354,349)	(188,356)	(3,457)	(71,448)	(141,098)	(60,197)

Net increase (decrease) in net assets resulting from Contract transactions	(1,190,548)	66,289	(327,569)	(196,260)	5,154	(157,418)	(118,172)	(34,805)

Net increase (decrease) in net assets	(898,128)	426,434	(237,382)	(36,127)	118,883	(38,549)	(114,502)	33,951
Net Assets:
Beginning of year	2,277,134	1,850,700	1,412,409	1,448,536	569,313	607,862	656,556	622,605

End of year	$1,379,006	$2,277,134	$1,175,027	$1,412,409	$688,196	$569,313	$542,054	$656,556

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

28

	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,921	$5,867	$581	$1,731	$(61,230)	$(53,237)
Net realized gains (losses)	(6,611)	(34,089)	27,931	53,221	640,248	323,117
Change in unrealized gains (losses) on investments	(43,790)	167,749	5,028	(28,828)	175,383	1,159,549

Net increase (decrease) in net assets resulting from operations	(42,480)	139,527	33,540	26,124	754,401	1,429,429

Contract Transactions:
Purchase payments received from Contract owners	34,668	38,637	24,093	8,901	116,965	156,457
Net transfers (including fixed account)	287	(26,523)	—	—	5,177	(299,426)
Contract charges	(44)	(45)	—	—	(87)	(99)
Transfers for Contract benefits and terminations	(85,624)	(317,803)	(44,350)	(75,647)	(821,763)	(1,037,864)

Net increase (decrease) in net assets resulting from Contract transactions	(50,713)	(305,734)	(20,257)	(66,746)	(699,708)	(1,180,932)

Net increase (decrease) in net assets	(93,193)	(166,207)	13,283	(40,622)	54,693	248,497
Net Assets:
Beginning of year	736,029	902,236	261,214	301,836	5,142,096	4,893,599

End of year	$642,836	$736,029	$274,497	$261,214	$5,196,789	$5,142,096

The accompanying notes are an integral part of these financial statements.

29

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MFS® Research International Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,744)	$(2,825)	$1,160	$(132)	$(185,480)	$(143,774)	$1,952	$885
Net realized gains (losses)	(33,208)	(9,067)	(179)	13,078	1,613,563	672,580	16,861	5,470
Change in unrealized gains (losses) on investments	65,990	33,589	19,324	15,608	2,685,490	3,881,219	(5,783)	23,500

Net increase (decrease) in net assets resulting from operations	30,038	21,697	20,305	28,554	4,113,573	4,410,025	13,030	29,855

Contract Transactions:
Purchase payments received from Contract owners	9,437	13,725	12,250	13,192	240,491	241,771	21,842	19,254
Net transfers (including fixed account)	—	—	752	18,675	(89,094)	(29,840)	2,030	14,909
Contract charges	—	—	—	—	(180)	(299)	(10)	(11)

Transfers for Contract benefits and terminations	(110,590)	(14,662)	(163,284)	(51,870)	(1,531,126)	(955,725)	(120,434)	(3,973)

Net increase (decrease) in net assets resulting from Contract transactions	(101,153)	(937)	(150,282)	(20,003)	(1,379,909)	(744,093)	(96,572)	30,179

Net increase (decrease) in net assets	(71,115)	20,760	(129,977)	8,551	2,733,664	3,665,932	(83,542)	60,034
Net Assets:
Beginning of year	217,171	196,411	246,335	237,784	12,729,699	9,063,767	303,342	243,308

End of year	$146,056	$217,171	$116,358	$246,335	$15,463,363	$12,729,699	$219,800	$303,342

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

30

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI SSGA Emerging Markets Enhanced Index II Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,073)	$5,024	$32,070	$31,624	$1,778	$(20)
Net realized gains (losses)	(3,753)	(27,399)	(74,516)	(59,032)	(17,310)	(27,012)
Change in unrealized gains (losses) on investments	12,223	26,575	77,838	120,051	26,605	46,298

Net increase (decrease) in net assets resulting from operations	5,397	4,200	35,392	92,643	11,073	19,266

Contract Transactions:
Purchase payments received from Contract owners	9,908	24,480	81,913	92,975	14,090	22,147
Net transfers (including fixed account)	3,079	(5,797)	(15,113)	14,646	178	(15,841)
Contract charges	—	—	(33)	(36)	—	—

Transfers for Contract benefits and terminations	(123,324)	(39,036)	(524,600)	(269,467)	(135,591)	(103,133)

Net increase (decrease) in net assets resulting from Contract transactions	(110,337)	(20,353)	(457,833)	(161,882)	(121,323)	(96,827)

Net increase (decrease) in net assets	(104,940)	(16,153)	(422,441)	(69,239)	(110,250)	(77,561)
Net Assets:
Beginning of year	367,687	383,840	2,052,012	2,121,251	339,609	417,170

End of year	$262,747	$367,687	$1,629,571	$2,052,012	$229,359	$339,609

The accompanying notes are an integral part of these financial statements.

31

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$51,441	$36,595	$630	$1,655	$20,439	$13,767	$(66,644)	$(56,163)
Net realized gains (losses)	242,524	847,273	40,700	61,910	(19,835)	(48,622)	480,500	(123,691)
Change in unrealized gains (losses) on investments	320,105	(386,838)	10,378	(14,742)	4,476	66,661	1,062,553	1,974,555

Net increase (decrease) in net assets resulting from operations	614,070	497,030	51,708	48,823	5,080	31,806	1,476,409	1,794,701

Contract Transactions:
Purchase payments received from Contract owners	212,474	215,469	14,540	13,804	43,187	49,467	86,205	102,481
Net transfers (including fixed account)	39,355	46,064	228	9,187	(27,418)	(24,000)	55,000	—
Contract charges	(136)	(165)	(30)	(30)	(15)	(25)	(139)	(136)
Transfers for Contract benefits and terminations	(1,981,899)	(2,151,856)	(6,468)	(46,585)	(103,683)	(242,004)	(785,085)	(1,095,262)

Net increase (decrease) in net assets resulting from Contract transactions	(1,730,206)	(1,890,488)	8,270	(23,624)	(87,929)	(216,562)	(644,019)	(992,917)

Net increase (decrease) in net assets	(1,116,136)	(1,393,458)	59,978	25,199	(82,849)	(184,756)	832,390	801,784
Net Assets:
Beginning of year	6,281,759	7,675,217	599,045	573,846	694,428	879,184	5,009,411	4,207,627

End of year	$5,165,623	$6,281,759	$659,023	$599,045	$611,579	$694,428	$5,841,801	$5,009,411

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

32

	BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$181,489	$7,892	$5,068	$11,410	$7,395	$14,256
Net realized gains (losses)	14,850	17,530	(8,680)	(25,869)	(4,905)	29,713
Change in unrealized gains (losses) on investments	(48,440)	110,300	11,640	47,569	31,758	16,499

Net increase (decrease) in net assets resulting from operations	147,899	135,722	8,028	33,110	34,248	60,468

Contract Transactions:
Purchase payments received from Contract owners	232,091	220,004	20,797	23,304	52,932	58,877
Net transfers (including fixed account)	327,444	59,747	—	—	—	—
Contract charges	(302)	(415)	(7)	(54)	(60)	(74)
Transfers for Contract benefits and terminations	(527,735)	(716,248)	(61,310)	(254,394)	(70,906)	(19,010)

Net increase (decrease) in net assets resulting from Contract transactions	31,498	(436,912)	(40,520)	(231,144)	(18,034)	39,793

Net increase (decrease) in net assets	179,397	(301,190)	(32,492)	(198,034)	16,214	100,261
Net Assets:
Beginning of year	3,861,322	4,162,512	376,872	574,906	756,387	656,126

End of year	$4,040,719	$3,861,322	$344,380	$376,872	$772,601	$756,387

The accompanying notes are an integral part of these financial statements.

33

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$32,028	$114,992	$6,433	$68,582	$4,753	$5,107	$613	$461
Net realized gains (losses)	5,542	420,369	16,581	421,993	27,731	(28,335)	32,121	97,801
Change in unrealized gains (losses) on investments	411,866	161,575	356,549	95,669	57,849	125,476	46,133	(36,411)

Net increase (decrease) in net assets resulting from operations	449,436	696,936	379,563	586,244	90,333	102,248	78,867	61,851

Contract Transactions:
Purchase payments received from Contract owners	173,059	304,056	195,749	187,550	90,795	80,140	59,816	41,840
Net transfers (including fixed account)	(9,343)	37	(184,693)	3	274	(123)	—	1,337
Contract charges	(180)	(180)	(182)	(182)	(23)	(24)	(3)	(6)
Transfers for Contract benefits and terminations	(571,275)	(408,140)	(646,374)	(247,512)	(93,384)	(172,374)	(165,666)	(86,469)

Net increase (decrease) in net assets resulting from Contract transactions	(407,739)	(104,227)	(635,500)	(60,141)	(2,338)	(92,381)	(105,853)	(43,298)

Net increase (decrease) in net assets	41,697	592,709	(255,937)	526,103	87,995	9,867	(26,986)	18,553
Net Assets:
Beginning of year	6,455,280	5,862,571	4,294,325	3,768,222	690,816	680,949	1,069,085	1,050,532

End of year	$6,496,977	$6,455,280	$4,038,388	$4,294,325	$778,811	$690,816	$1,042,099	$1,069,085

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

34

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(32,516)	$(32,203)	$(31,570)	$(22,486)	$214	$181
Net realized gains (losses)	(3,211)	(62,815)	333,681	(11,809)	(745)	(20)
Change in unrealized gains (losses) on investments	455,743	466,564	383,196	838,829	627	225

Net increase (decrease) in net assets resulting from operations	420,016	371,546	685,307	804,534	96	386

Contract Transactions:
Purchase payments received from Contract owners	44,317	41,536	78,837	76,228	—	—
Net transfers (including fixed account)	(337)	(630)	17,445	—	—	—
Contract charges	(34)	(49)	(28)	(34)	—	—
Transfers for Contract benefits and terminations	(224,056)	(186,770)	(205,700)	(50,730)	(4,625)	(8)

Net increase (decrease) in net assets resulting from Contract transactions	(180,110)	(145,913)	(109,446)	25,464	(4,625)	(8)

Net increase (decrease) in net assets	239,906	225,633	575,861	829,998	(4,529)	378
Net Assets:
Beginning of year	2,589,697	2,364,064	2,374,947	1,544,949	9,554	9,176

End of year	$2,829,603	$2,589,697	$2,950,808	$2,374,947	$5,025	$9,554

The accompanying notes are an integral part of these financial statements.

35

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$532	$315	$273	$(56)	$(4,913)	$5,925	$34,809	$21,447
Net realized gains (losses)	839	14	10,611	1,100	891,798	746,318	148,318	94,756
Change in unrealized gains (losses) on investments	(643)	3,567	(4,637)	8,348	977,853	953,621	15,992	147,295

Net increase (decrease) in net assets resulting from operations	728	3,896	6,247	9,392	1,864,738	1,705,864	199,119	263,498

Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	203,730	198,497	93,104	106,980
Net transfers (including fixed account)	—	—	—	—	(5,747)	71,543	26,711	2,089
Contract charges	—	—	—	—	(214)	(198)	(201)	(180)
Transfers for Contract benefits and terminations	(4,282)	(8)	(76,576)	(10)	(1,034,615)	(1,157,914)	(756,617)	(1,244,740)

Net increase (decrease) in net assets resulting from Contract transactions	(4,282)	(8)	(76,576)	(10)	(836,846)	(888,072)	(637,003)	(1,135,851)

Net increase (decrease) in net assets	(3,554)	3,888	(70,329)	9,382	1,027,892	817,792	(437,884)	(872,353)
Net Assets:
Beginning of year	27,637	23,749	71,241	61,859	8,249,733	7,431,941	3,137,755	4,010,108

End of year	$24,083	$27,637	$912	$71,241	$9,277,625	$8,249,733	$2,699,871	$3,137,755

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

36

	BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,462	$26,391	$(8,177)	$(8,706)	$(54,433)	$(42,203)
Net realized gains (losses)	369,435	426,679	70,071	53,095	296,451	(82,007)
Change in unrealized gains (losses) on investments	16,529	(201,846)	(5,624)	58,281	768,890	1,332,771

Net increase (decrease) in net assets resulting from operations	408,426	251,224	56,270	102,670	1,010,908	1,208,561

Contract Transactions:
Purchase payments received from Contract owners	156,856	184,997	26,403	23,333	197,698	197,785
Net transfers (including fixed account)	(328)	1,267	5,099	—	(112,202)	(43,914)
Contract charges	(140)	(152)	(3)	(7)	(117)	(91)
Transfers for Contract benefits and terminations	(420,990)	(1,195,572)	(51,141)	(270,618)	(266,261)	(513,765)

Net increase (decrease) in net assets resulting from Contract transactions	(264,602)	(1,009,460)	(19,642)	(247,292)	(180,882)	(359,985)

Net increase (decrease) in net assets	143,824	(758,236)	36,628	(144,622)	830,026	848,576
Net Assets:
Beginning of year	3,965,415	4,723,651	687,409	832,031	3,600,241	2,751,665

End of year	$4,109,239	$3,965,415	$724,037	$687,409	$4,430,267	$3,600,241

The accompanying notes are an integral part of these financial statements.

37

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount		Fidelity® VIP Contrafund® Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(65,196)	$(59,871)	$49,026	$45,638	$16,131	$10,102	$(62,016)	$(45,854)
Net realized gains (losses)	285,799	(17,075)	(24,401)	(30,925)	(25,873)	(27,315)	1,025,680	333,888
Change in unrealized gains (losses) on investments	313,388	871,454	4,321	53,512	21,862	48,010	403,937	919,405

Net increase (decrease) in net assets resulting from operations	533,991	794,508	28,946	68,225	12,120	30,797	1,367,601	1,207,439

Contract Transactions:
Purchase payments received from Contract owners	196,829	196,196	30,343	24,359	35,599	38,624	147,162	191,753
Net transfers (including fixed account)	(160,954)	(28,061)	2,597	481	(13,073)	—	—	(43,407)
Contract charges	(65)	(69)	(11)	(32)	(8)	(10)	(94)	(100)
Transfers for Contract benefits and terminations	(1,000,921)	(660,622)	(136,984)	(153,188)	(240,040)	(180,009)	(1,082,385)	(970,956)

Net increase (decrease) in net assets resulting from Contract transactions	(965,111)	(492,556)	(104,055)	(128,380)	(217,522)	(141,395)	(935,317)	(822,710)

Net increase (decrease) in net assets	(431,120)	301,952	(75,109)	(60,155)	(205,402)	(110,598)	432,284	384,729
Net Assets:
Beginning of year	4,674,232	4,372,280	803,965	864,120	875,183	985,781	4,532,591	4,147,862

End of year	$4,243,112	$4,674,232	$728,856	$803,965	$669,781	$875,183	$4,964,875	$4,532,591

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

38

	Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(43,671)	$(40,923)	$(6,329)	$(5,145)	$22,371	$6,144
Net realized gains (losses)	696,906	124,610	(4,367)	(6,396)	(1,781)	(12,625)
Change in unrealized gains (losses) on investments	(5,136)	472,368	52,176	97,134	30,394	85,552

Net increase (decrease) in net assets resulting from operations	648,099	556,055	41,480	85,593	50,984	79,071

Contract Transactions:
Purchase payments received from Contract owners	180,312	234,507	27,806	27,847	54,131	38,052
Net transfers (including fixed account)	(163,252)	(22,124)	—	457	5,039	8,187
Contract charges	(120)	(104)	(8)	(11)	(2)	(2)
Transfers for Contract benefits and terminations	(814,570)	(561,928)	(36,644)	(11,514)	(82,743)	(69,614)

Net increase (decrease) in net assets resulting from Contract transactions	(797,630)	(349,649)	(8,846)	16,779	(23,575)	(23,377)

Net increase (decrease) in net assets	(149,531)	206,406	32,634	102,372	27,409	55,694
Net Assets:
Beginning of year	4,606,236	4,399,830	436,299	333,927	754,601	698,907

End of year	$4,456,705	$4,606,236	$468,933	$436,299	$782,010	$754,601

The accompanying notes are an integral part of these financial statements.

39

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	FTVIPT Templeton Foreign VIP Subaccount		Janus Henderson Enterprise Subaccount		LMGAMT ClearBridge Small Cap Subaccount	LMPIT Western Asset Corporate Bond Subaccount
	2024	2023	2024	2023	2024 (a)	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,346	$9,899	$(36,880)	$(58,395)	$36	$23,761	$21,948
Net realized gains (losses)	7,372	(778)	291,982	369,574	489	(7,763)	(89,670)
Change in unrealized gains (losses) on investments	(21,585)	77,646	440,006	418,891	(42)	(9,328)	107,425

Net increase (decrease) in net assets resulting from operations	(7,867)	86,767	695,108	730,070	483	6,670	39,703

Contract Transactions:
Purchase payments received from Contract owners	24,251	25,903	57,125	83,616	—	26,471	28,779
Net transfers (including fixed account)	(2,344)	11,494	3,069	8,716	8,515	—	—
Contract charges	(7)	(7)	(14)	(34)	—	(8)	(9)
Transfers for Contract benefits and terminations	(102,334)	(10,736)	(320,049)	(716,437)	(1,691)	(70,545)	(499,210)

Net increase (decrease) in net assets resulting from Contract transactions	(80,434)	26,654	(259,869)	(624,139)	6,824	(44,082)	(470,440)

Net increase (decrease) in net assets	(88,301)	113,421	435,239	105,931	7,307	(37,412)	(430,737)
Net Assets:
Beginning of year	551,617	438,196	4,976,219	4,870,288	—	660,015	1,090,752

End of year	$463,316	$551,617	$5,411,458	$4,976,219	$7,307	$622,603	$660,015

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

40

	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(17,533)	$(9,355)	$(985)	$3,789	$(15,829)	$(12,124)
Net realized gains (losses)	500,439	204,652	93,543	90,420	291,152	25,912
Change in unrealized gains (losses) on investments	204,976	332,944	(3,019)	(27,053)	(120,997)	252,212

Net increase (decrease) in net assets resulting from operations	687,882	528,241	89,539	67,156	154,326	266,000

Contract Transactions:
Purchase payments received from Contract owners	43,533	46,167	7,624	9,709	28,860	36,470
Net transfers (including fixed account)	—	—	—	—	4,386	7,200
Contract charges	(30)	(41)	—	(15)	(14)	(51)
Transfers for Contract benefits and terminations	(175,987)	(312,970)	(175,261)	(63,664)	(309,316)	(249,623)

Net increase (decrease) in net assets resulting from Contract transactions	(132,484)	(266,844)	(167,637)	(53,970)	(276,084)	(206,004)

Net increase (decrease) in net assets	555,398	261,397	(78,098)	13,186	(121,758)	59,996
Net Assets:
Beginning of year	3,281,543	3,020,146	594,989	581,803	1,358,199	1,298,203

End of year	$3,836,941	$3,281,543	$516,891	$594,989	$1,236,441	$1,358,199

The accompanying notes are an integral part of these financial statements.

41

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,376)	$(10,729)	$(1,082)	$(363)
Net realized gains (losses)	325,212	38,591	113,440	48,462
Change in unrealized gains (losses) on investments	(59,583)	261,566	(66,953)	31,859

Net increase (decrease) in net assets resulting from operations	252,253	289,428	45,405	79,958

Contract Transactions:
Purchase payments received from Contract owners	10,443	16,689	14,276	15,730
Net transfers (including fixed account)	(54)	(95)	—	721
Contract charges	(22)	(21)	—	—
Transfers for Contract benefits and terminations	(553,127)	(125,097)	(183,958)	—

Net increase (decrease) in net assets resulting from Contract transactions	(542,760)	(108,524)	(169,682)	16,451

Net increase (decrease) in net assets	(290,507)	180,904	(124,277)	96,409
Net Assets:
Beginning of year	944,978	764,074	678,659	582,250

End of year	$654,471	$944,978	$554,382	$678,659

(a)	For the period September 6, 2024 to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

42

	LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,475)	$(6,231)	$14,630	$21,460
Net realized gains (losses)	6,488	(3,245)	(35,062)	(22,386)
Change in unrealized gains (losses) on investments	3,345	55,413	48,401	45,206

Net increase (decrease) in net assets resulting from operations	6,358	45,937	27,969	44,280

Contract Transactions:
Purchase payments received from Contract owners	12,109	23,891	5,823	6,761
Net transfers (including fixed account)	4,127	32,302	—	(7,467)
Contract charges	(4)	(4)	(15)	(17)
Transfers for Contract benefits and terminations	(142,195)	(256,324)	(225,071)	(73,640)

Net increase (decrease) in net assets resulting from Contract transactions	(125,963)	(200,135)	(219,263)	(74,363)

Net increase (decrease) in net assets	(119,605)	(154,198)	(191,294)	(30,083)
Net Assets:
Beginning of year	404,933	559,131	528,176	558,259

End of year	$285,328	$404,933	$336,882	$528,176

The accompanying notes are an integral part of these financial statements.

43

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”), a separate account of Brighthouse Life Insurance Company (the “Company”), was established by the Board of Directors of MetLife Insurance Company of Connecticut (“MICC”) on December 26, 1995 to support MICC’s operations with respect to certain variable annuity contracts (the “Contracts”). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account satisfies certain exclusionary provisions and, as such, is not subject to regulation under the Investment Company Act of 1940, as amended. The Separate Account exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the “Trusts”), which are presented below:

American Funds Insurance Series® (“American Funds®”)

Brighthouse Funds Trust I (“BHFTI”)*

Brighthouse Funds Trust II (“BHFTII”)*

Fidelity® Variable Insurance Products (“Fidelity® VIP”)

Franklin Templeton Variable Insurance Products Trust (“FTVIPT”)

Janus Aspen Series (“Janus”)

Legg Mason Global Asset Management Trust (“LMGAMT”)

Legg Mason Partners Income Trust (“LMPIT”)

Legg Mason Partners Variable Equity Trust (“LMPVET”)

Legg Mason Partners Variable Income Trust (“LMPVIT”)

*	See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2024:

American Funds® Global Growth Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount

BHFTI Harris Oakmark International Subaccount

BHFTI Invesco Comstock Subaccount

BHFTI Invesco Global Equity Subaccount

BHFTI Invesco Small Cap Growth Subaccount

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Growth Subaccount

BHFTI MFS® Research International Subaccount

BHFTI PIMCO Inflation Protected Bond Subaccount

BHFTI PIMCO Total Return Subaccount

BHFTI SSGA Emerging Markets Enhanced Index II Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI Victory Sycamore Mid Cap Value Subaccount

BHFTII BlackRock Bond Income Subaccount

BHFTII BlackRock Capital Appreciation Subaccount

BHFTII BlackRock Ultra-Short Term Bond Subaccount

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

44

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2. LIST OF SUBACCOUNTS — (Concluded)

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount

BHFTII Frontier Mid Cap Growth Subaccount

BHFTII Jennison Growth Subaccount (a)

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount

BHFTII MFS® Total Return Subaccount

BHFTII MFS® Value Subaccount

BHFTII Neuberger Berman Genesis Subaccount

BHFTII T. Rowe Price Large Cap Growth Subaccount

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount

BHFTII Western Asset Management U.S. Government Subaccount

Fidelity® VIP Contrafund® Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Janus Henderson Enterprise Subaccount

LMGAMT ClearBridge Small Cap Subaccount (b)

LMPIT Western Asset Corporate Bond Subaccount

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount

LMPVET ClearBridge Variable Growth Subaccount

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

(a)	This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.
(b)	This Subaccount began operations during the period ended December 31, 2024.

3. PORTFOLIO CHANGES

The following Subaccount ceased operations during the year ended December 31, 2024:

TAP 1919 Variable Socially Responsive Balanced Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2024:

Liquidation:

TAP 1919 Variable Socially Responsive Balanced Fund

Merger:

Former Name

LMIT ClearBridge Small Cap Value Fund

New Name

LMGAMT ClearBridge Small Cap Fund

Name Changes:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

LMPVET ClearBridge Variable Aggressive Growth Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

LMPVET ClearBridge Variable Growth Portfolio

45

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount’s investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”) or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2024.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

46

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4. SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Subaccount’s financial position or results of operations.

Each Subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Subaccount. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Subaccounts have identified the Controller of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Subaccounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Subaccount’s operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.80	% - 1.50%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes waivers granted to certain Subaccounts.

47

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5. EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

For some Contracts, a contract administrative charge of $15 is assessed on a semi-annual basis. In addition, most Contracts impose a surrender charge which ranges from 0% to 5.0% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

48

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6. STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ( $)
American Funds® Global Growth Subaccount	90,387	2,710,887	382,993	650,101
American Funds® Growth Subaccount	31,570	2,639,543	249,147	904,399
American Funds® Growth-Income Subaccount	47,850	2,333,696	236,388	571,636
BHFTI American Funds® Balanced Allocation Subaccount	92,074	868,279	138,303	576,081
BHFTI American Funds® Growth Allocation Subaccount	188,511	1,707,489	282,762	366,629
BHFTI American Funds® Moderate Allocation Subaccount	42,517	377,133	278,961	4,253
BHFTI BlackRock High Yield Subaccount	122,755	921,505	82,687	42,085
BHFTI Brighthouse Asset Allocation 100 Subaccount	124,689	1,405,980	207,327	1,312,104
BHFTI Brighthouse Small Cap Value Subaccount	85,587	1,230,119	152,638	380,498
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	44,900	591,148	55,347	12,387
BHFTI CBRE Global Real Estate Subaccount	53,099	610,249	43,067	145,705
BHFTI Harris Oakmark International Subaccount	52,659	703,654	60,096	102,891
BHFTI Invesco Comstock Subaccount	21,162	254,094	56,459	53,031
BHFTI Invesco Global Equity Subaccount	205,735	4,354,735	657,273	931,173
BHFTI Invesco Small Cap Growth Subaccount	15,289	182,815	8,442	112,327
BHFTI JPMorgan Small Cap Value Subaccount	9,619	117,138	16,757	165,856
BHFTI Loomis Sayles Growth Subaccount	803,295	10,977,621	1,467,124	1,906,651
BHFTI MFS® Research International Subaccount	18,615	219,243	34,918	121,251
BHFTI PIMCO Inflation Protected Bond Subaccount	26,981	268,621	11,700	125,113
BHFTI PIMCO Total Return Subaccount	168,529	1,866,607	166,028	591,810
BHFTI SSGA Emerging Markets Enhanced Index II Subaccount	25,406	260,306	20,092	139,612
BHFTI T. Rowe Price Large Cap Value Subaccount	191,707	5,244,354	771,731	2,144,670
BHFTI Victory Sycamore Mid Cap Value Subaccount	34,634	677,160	62,644	13,060
BHFTII BlackRock Bond Income Subaccount	6,808	700,732	83,684	151,188
BHFTII BlackRock Capital Appreciation Subaccount	129,533	4,564,357	466,392	842,651
BHFTII BlackRock Ultra-Short Term Bond Subaccount	39,068	3,951,297	857,470	644,503
BHFTII Brighthouse Asset Allocation 20 Subaccount	36,105	382,464	29,457	64,918
BHFTII Brighthouse Asset Allocation 40 Subaccount	78,602	844,485	67,541	76,902
BHFTII Brighthouse Asset Allocation 60 Subaccount	633,860	6,968,600	1,553,182	1,815,603
BHFTII Brighthouse Asset Allocation 80 Subaccount	356,128	4,225,407	334,893	878,030
BHFTII Brighthouse/Wellington Balanced Subaccount	39,984	749,547	132,767	105,247
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	35,389	1,096,147	132,629	198,419
BHFTII Frontier Mid Cap Growth Subaccount	101,789	2,836,712	37,041	249,677
BHFTII Jennison Growth Subaccount	177,741	2,545,659	386,058	219,437
BHFTII MetLife Aggregate Bond Index Subaccount	544	5,971	291	4,725
BHFTII MetLife MSCI EAFE® Index Subaccount	1,638	22,120	1,159	4,645
BHFTII MetLife Russell 2000® Index Subaccount	51	837	3,532	77,362
BHFTII MetLife Stock Index Subaccount	132,161	6,292,863	853,291	1,137,951
BHFTII MFS® Total Return Subaccount	18,124	2,747,999	394,685	846,372
BHFTII MFS® Value Subaccount	296,704	4,258,896	688,222	550,705
BHFTII Neuberger Berman Genesis Subaccount	39,785	737,009	98,604	57,177
BHFTII T. Rowe Price Large Cap Growth Subaccount	183,910	3,698,526	470,335	463,850
BHFTII T. Rowe Price Small Cap Growth Subaccount	232,759	4,213,867	456,178	1,198,626
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	68,445	854,947	89,127	144,162
BHFTII Western Asset Management U.S. Government Subaccount	64,040	742,696	55,073	256,463
Fidelity® VIP Contrafund® Subaccount	89,460	3,485,126	811,858	1,219,869
Fidelity® VIP Mid Cap Subaccount	125,615	4,200,502	756,413	1,012,737
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	31,715	490,298	27,528	42,674
FTVIPT Templeton Developing Markets VIP Subaccount	92,557	861,164	93,756	88,871

(a)	For the period September 6, 2024 to December 31, 2024.

49

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6. STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ( $)
FTVIPT Templeton Foreign VIP Subaccount	33,677	459,939	42,724		116,819
Janus Henderson Enterprise Subaccount	72,425	4,682,572	314,781		371,460
LMGAMT ClearBridge Small Cap Subaccount	186	7,369	9,013	(a)	1,729	(a)
LMPIT Western Asset Corporate Bond Subaccount	59,471	709,684	55,550		75,886
LMPVET ClearBridge Variable Appreciation Subaccount	60,039	2,411,989	506,044		273,745
LMPVET ClearBridge Variable Dividend Strategy Subaccount	24,388	461,900	98,043		199,047
LMPVET ClearBridge Variable Growth Subaccount	85,223	1,681,331	399,811		319,384
LMPVET ClearBridge Variable Large Cap Growth Subaccount	13,801	338,914	37,671		565,333
LMPVET ClearBridge Variable Large Cap Value Subaccount	28,435	541,230	123,169		191,862
LMPVET ClearBridge Variable Small Cap Growth Subaccount	10,309	284,400	25,011		144,836
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	55,797	403,094	29,888		234,525

(a)	For the period September 6, 2024 to December 31, 2024.

50

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BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS

For the years ended December 31, 2024 and 2023:

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	683,245	762,491	572,440	633,282	718,901	822,710	586,975	575,134	696,066	726,602	51,337	137,863
Units issued and transferred from other funding options	57,743	54,414	28,640	55,164	16,613	39,261	49,390	55,169	79,904	47,456	137,275	9,713
Units redeemed and transferred to other funding options	(130,688)	(133,660)	(125,986)	(116,006)	(117,883)	(143,070)	(267,954)	(43,328)	(135,644)	(77,992)	(1,194)	(96,239)

Units end of year	610,300	683,245	475,094	572,440	617,631	718,901	368,411	586,975	640,326	696,066	187,418	51,337

	BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	226,165	236,982	932,105	903,668	336,492	386,590	155,512	203,753	431,647	456,482	248,911	360,130
Units issued and transferred from other funding options	9,102	12,630	40,944	88,542	12,192	24,425	2,867	4,550	17,315	26,308	16,828	35,589
Units redeemed and transferred to other funding options	(9,821)	(23,447)	(473,832)	(60,105)	(89,292)	(74,523)	(1,588)	(52,791)	(93,665)	(51,143)	(35,605)	(146,808)

Units end of year	225,446	226,165	499,217	932,105	259,392	336,492	156,791	155,512	355,297	431,647	230,134	248,911

	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MFS® Research International Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	56,818	72,592	2,206,291	2,791,977	58,852	59,025	84,696	90,608	1,357,834	1,452,129	128,175	115,098
Units issued and transferred from other funding options	6,370	3,291	86,666	122,413	2,407	4,061	5,502	16,232	43,698	48,269	9,446	16,251
Units redeemed and transferred to other funding options	(10,395)	(19,065)	(358,099)	(708,099)	(27,656)	(4,234)	(54,070)	(22,144)	(160,714)	(142,564)	(49,845)	(3,174)

Units end of year	52,793	56,818	1,934,858	2,206,291	33,603	58,852	36,128	84,696	1,240,818	1,357,834	87,776	128,175

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI SSGA Emerging Markets Enhanced Index II Subaccount		BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	240,275	258,811	1,086,704	1,170,600	287,531	369,532	2,337,816	3,074,219	168,114	175,127	339,172	453,110
Units issued and transferred from other funding options	8,690	163,485	68,007	79,861	13,581	23,949	144,450	288,412	4,395	9,615	30,031	30,250
Units redeemed and transferred to other funding options	(79,200)	(182,021)	(309,339)	(163,757)	(113,269)	(105,950)	(763,280)	(1,024,815)	(2,209)	(16,628)	(74,237)	(144,188)

Units end of year	169,765	240,275	845,372	1,086,704	187,843	287,531	1,718,986	2,337,816	170,300	168,114	294,966	339,172

(a)	For the period September 6, 2024 to December 31, 2024.

52

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS — (Continued)

For the years ended December 31, 2024 and 2023:

	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	813,883	1,007,928	3,477,995	3,857,226	235,507	388,029	425,717	401,378	3,134,135	3,190,958	1,865,493	1,896,169
Units issued and transferred from other funding options	25,506	53,178	614,432	582,756	13,306	17,474	29,891	46,499	620,847	165,278	91,652	95,453
Units redeemed and transferred to other funding options	(113,936)	(247,223)	(573,791)	(961,987)	(40,235)	(169,996)	(38,450)	(22,160)	(793,621)	(222,101)	(354,307)	(126,129)

Units end of year	725,453	813,883	3,518,636	3,477,995	208,578	235,507	417,158	425,717	2,961,361	3,134,135	1,602,838	1,865,493

	BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	243,718	280,249	303,729	316,089	1,355,135	1,439,345	550,365	542,600	5,302	5,302	18,757	18,757
Units issued and transferred from other funding options	34,437	45,918	23,793	15,253	26,125	26,000	20,696	23,960	—	—	—	—
Units redeemed and transferred to other funding options	(33,771)	(82,449)	(50,573)	(27,613)	(106,618)	(110,210)	(40,063)	(16,195)	(2,574)	—	(2,835)	—

Units end of year	244,384	243,718	276,949	303,729	1,274,642	1,355,135	530,998	550,365	2,728	5,302	15,922	18,757

	BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	20,748	20,748	1,963,401	2,202,402	692,327	955,800	966,812	1,225,704	96,042	132,401	816,095	895,513
Units issued and transferred from other funding options	—	—	54,600	88,715	43,321	31,203	63,516	77,668	4,338	8,999	55,501	70,838
Units redeemed and transferred to other funding options	(20,509)	—	(234,488)	(327,716)	(179,223)	(294,676)	(126,446)	(336,560)	(6,729)	(45,358)	(89,330)	(150,256)

Units end of year	239	20,748	1,783,513	1,963,401	556,425	692,327	903,882	966,812	93,651	96,042	782,266	816,095

	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount		Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	979,520	1,092,409	390,794	450,913	701,393	814,846	804,859	965,654	782,837	846,870	127,079	121,517
Units issued and transferred from other funding options	47,064	60,476	15,226	23,236	29,566	39,359	42,218	47,088	35,510	52,338	8,616	10,638
Units redeemed and transferred to other funding options	(233,664)	(173,365)	(68,186)	(83,355)	(202,847)	(152,812)	(182,811)	(207,883)	(166,513)	(116,371)	(10,578)	(5,076)

Units end of year	792,920	979,520	337,834	390,794	528,112	701,393	664,266	804,859	651,834	782,837	125,117	127,079

(a)	For the period September 6, 2024 to December 31, 2024.

53

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7. SCHEDULES OF UNITS — (Concluded)

For the years ended December 31, 2024 and 2023:

	FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount		Janus Henderson Enterprise Subaccount		LMGAMT ClearBridge Small Cap Subaccount	LMPIT Western Asset Corporate Bond Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount
	2024	2023	2024	2023	2024	2023	2024 (a)	2024	2023	2024	2023
Units beginning of year	220,547	227,297	300,103	284,991	1,937,158	2,199,848	—	242,107	427,687	606,969	661,309
Units issued and transferred from other funding options	17,207	15,004	18,132	30,663	29,946	59,362	2,408	9,529	30,495	18,136	10,186
Units redeemed and transferred to other funding options	(24,223)	(21,754)	(61,709)	(15,551)	(119,355)	(322,052)	(423)	(26,738)	(216,075)	(39,935)	(64,526)

Units end of year	213,531	220,547	256,526	300,103	1,847,749	1,937,158	1,985	224,898	242,107	585,170	606,969

	LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Growth Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Units beginning of year	141,382	155,179	439,895	517,115	119,257	137,414	143,073	139,306	89,250	131,827	190,739	217,427
Units issued and transferred from other funding options	5,704	2,512	13,432	28,765	1,255	3,168	4,057	6,044	3,759	14,135	3,550	4,406
Units redeemed and transferred to other funding options	(40,527)	(16,309)	(97,349)	(105,985)	(55,110)	(21,325)	(38,111)	(2,277)	(33,222)	(56,712)	(78,157)	(31,094)

Units end of year	106,559	141,382	355,978	439,895	65,402	119,257	109,019	143,073	59,787	89,250	116,132	190,739

(a)	For the period September 6, 2024 to December 31, 2024.

54

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2024	610,300	5.17 - 6.70	3,287,313	1.53	0.25 - 1.50	11.98 - 13.40
Growth Subaccount	2023	683,245	4.62 - 5.90	3,268,740	0.90	0.25 - 1.50	20.78 - 22.30
	2022	762,491	3.82 - 4.83	3,014,895	0.68	0.25 - 1.50	(25.86) - (24.93)
	2021	756,420	5.16 - 6.43	4,025,938	0.33	0.25 - 1.50	14.69 - 16.13
	2020	797,142	4.50 - 5.54	3,720,919	0.34	0.25 - 1.50	28.52 - 30.14
American Funds® Growth	2024	475,094	7.93 - 10.06	3,971,095	0.33	0.35 - 1.50	29.65 - 31.16
Subaccount	2023	572,440	6.12 - 7.67	3,673,403	0.35	0.35 - 1.50	36.43 - 38.00
	2022	633,282	4.48 - 5.56	2,976,636	0.31	0.35 - 1.50	(30.98) - (30.18)
	2021	771,372	6.49 - 7.96	5,249,608	0.21	0.35 - 1.50	20.17 - 21.56
	2020	923,866	5.40 - 6.55	5,272,768	0.32	0.35 - 1.50	49.81 - 51.55
American Funds®	2024	617,631	5.00 - 6.03	3,271,810	1.08	0.60 - 1.50	22.36 - 23.48
Growth-Income Subaccount	2023	718,901	4.09 - 4.88	3,078,547	1.38	0.60 - 1.50	24.27 - 25.39
	2022	822,710	3.29 - 3.89	2,823,092	1.24	0.60 - 1.50	(17.73) - (16.99)
	2021	926,612	4.00 - 4.69	3,854,872	1.10	0.60 - 1.50	22.25 - 23.35
	2020	1,006,114	3.27 - 3.96	3,417,341	1.22	0.35 - 1.50	11.85 - 13.15
BHFTI American Funds®	2024	368,411	2.24 - 2.76	853,460	1.63	0.25 - 1.50	9.92 - 11.32
Balanced Allocation	2023	586,975	2.04 - 2.35	1,234,033	2.32	0.25 - 1.50	14.76 - 15.79
Subaccount	2022	575,134	1.78 - 2.03	1,050,417	1.39	0.25 - 1.50	(18.00) - (17.26)
	2021	691,839	2.17 - 2.57	1,542,707	1.16	0.25 - 1.50	10.47 - 11.86
	2020	726,494	1.96 - 2.30	1,468,402	1.75	0.25 - 1.50	13.84 - 15.28
BHFTI American Funds®	2024	640,326	2.61 - 3.21	1,715,321	1.22	0.25 - 1.50	12.85 - 14.28
Growth Allocation Subaccount	2023	696,066	2.31 - 2.48	1,648,538	2.06	0.25 - 1.50	18.49 - 19.02
	2022	726,602	1.95 - 2.08	1,450,912	1.07	0.25 - 1.50	(19.74) - (19.37)
	2021	702,517	2.43 - 2.88	1,747,219	0.85	0.25 - 1.50	14.18 - 15.62
	2020	685,769	2.13 - 2.49	1,489,960	1.83	0.25 - 1.50	15.18 - 16.63
BHFTI American Funds®	2024	187,418	1.92 - 2.24	374,080	1.12	0.60 - 1.50	7.48 - 8.46
Moderate Allocation	2023	51,337	1.79 - 2.06	95,648	2.57	0.60 - 1.50	11.24 - 12.24
Subaccount	2022	137,863	1.61 - 1.84	243,118	1.86	0.60 - 1.50	(15.90) - (15.14)
	2021	261,870	1.91 - 2.16	524,023	1.53	0.60 - 1.50	8.01 - 8.98
	2020	258,011	1.77 - 1.99	476,165	1.92	0.60 - 1.50	11.30 - 12.31
BHFTI BlackRock High Yield	2024	225,446	3.85 - 4.96	920,604	6.13	0.14 - 1.39	6.91 - 8.27
Subaccount	2023	226,165	3.60 - 4.60	861,873	5.37	0.49 - 1.39	11.85 - 12.86
	2022	236,982	3.22 - 4.08	806,885	5.38	0.49 - 1.39	(11.40) - (10.61)
	2021	234,918	3.64 - 4.56	882,806	4.19	0.49 - 1.39	4.08 - 5.02
	2020	236,171	3.49 - 4.34	852,309	5.43	0.49 - 1.39	6.27 - 7.23
BHFTI Brighthouse Asset	2024	499,217	2.61 - 3.09	1,379,006	1.01	0.60 - 1.50	11.68 - 12.70
Allocation 100 Subaccount	2023	932,105	2.34 - 2.74	2,277,134	2.71	0.60 - 1.50	19.02 - 20.09
	2022	903,668	1.96 - 2.28	1,850,700	1.26	0.60 - 1.50	(21.34) - (20.63)
	2021	1,273,522	2.49 - 2.87	3,282,391	1.10	0.60 - 1.50	16.37 - 17.42
	2020	1,209,807	2.14 - 2.45	2,663,783	1.18	0.60 - 1.50	17.14 - 18.20

55

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2024	259,392	4.30 - 5.52	1,175,027	1.35	0.35 - 1.50	6.49 - 7.74
Value Subaccount	2023	336,492	4.04 - 5.01	1,412,409	0.96	0.35 - 1.50	12.26 - 13.44
	2022	386,590	3.60 - 4.42	1,448,536	0.62	0.45 - 1.50	(14.38) - (13.48)
	2021	430,914	4.20 - 5.11	1,883,324	0.82	0.45 - 1.50	29.83 - 31.20
	2020	529,674	3.23 - 3.96	1,794,355	1.29	0.35 - 1.50	(2.03) - (0.89)
BHFTI Brighthouse/Wellington	2024	156,791	4.19 - 5.32	688,196	0.47	0.60 - 1.50	19.69 - 20.78
Large Cap Research	2023	155,512	3.50 - 3.93	569,313	0.68	0.60 - 1.50	23.64 - 24.20
Subaccount	2022	203,753	2.83 - 3.16	607,862	0.56	0.60 - 1.50	(20.32) - (19.96)
	2021	202,055	3.55 - 4.39	755,298	0.78	0.60 - 1.50	22.35 - 23.45
	2020	171,387	2.90 - 3.56	519,279	1.03	0.60 - 1.50	20.28 - 21.37
BHFTI CBRE Global Real	2024	355,297	1.43 - 1.75	542,054	3.77	0.45 - 1.50	(0.85) - 0.20
Estate Subaccount	2023	431,647	1.45 - 1.70	656,556	2.66	0.45 - 1.50	11.19 - 12.20
	2022	456,482	1.30 - 1.51	622,605	4.62	0.45 - 1.50	(25.83) - (25.16)
	2021	492,355	1.75 - 2.07	892,269	2.84	0.45 - 1.50	32.70 - 34.10
	2020	582,948	1.32 - 1.54	805,162	4.64	0.45 - 1.50	(6.20) - (5.21)
BHFTI Harris Oakmark	2024	230,134	2.60 - 3.72	642,836	2.37	0.35 - 1.50	(6.16) - (5.07)
International Subaccount	2023	248,911	2.77 - 3.92	736,029	1.98	0.35 - 1.50	17.49 - 18.84
	2022	360,130	2.36 - 3.29	902,236	2.33	0.35 - 1.50	(17.03) - (16.08)
	2021	429,468	2.85 - 3.93	1,290,517	0.84	0.35 - 1.50	7.05 - 8.28
	2020	562,072	2.66 - 3.63	1,580,712	3.36	0.35 - 1.50	3.79 - 5.00
BHFTI Invesco Comstock	2024	52,793	5.03 - 6.45	274,497	1.56	0.35 - 1.50	13.01 - 14.32
Subaccount	2023	56,818	4.45 - 5.36	261,214	1.94	0.35 - 1.50	10.54 - 11.54
	2022	72,592	4.03 - 4.80	301,836	1.86	0.35 - 1.50	(0.85) - 0.04
	2021	99,068	4.06 - 5.03	415,015	1.76	0.35 - 1.50	31.20 - 32.72
	2020	132,601	3.09 - 3.79	425,987	2.24	0.35 - 1.50	(1.99) - (0.85)
BHFTI Invesco Global Equity	2024	1,934,858	2.60 - 2.94	5,196,789	0.14	0.45 - 1.50	14.51 - 15.73
Subaccount	2023	2,206,291	2.27 - 2.54	5,142,096	0.20	0.45 - 1.50	32.73 - 34.13
	2022	2,791,977	1.71 - 1.89	4,893,599	—	0.45 - 1.50	(32.80) - (32.10)
	2021	3,463,902	2.55 - 2.79	8,996,516	—	0.45 - 1.50	13.89 - 15.09
	2020	4,152,019	2.24 - 2.44	9,435,584	0.76	0.35 - 1.50	25.79 - 27.25
BHFTI Invesco Small Cap	2024	33,603	4.11 - 4.89	146,056	—	0.60 - 1.50	14.84 - 15.88
Growth Subaccount	2023	58,852	3.58 - 3.89	217,171	—	0.60 - 1.50	10.66 - 11.16
	2022	59,025	3.24 - 3.50	196,411	—	0.60 - 1.50	(36.01) - (35.72)
	2021	55,996	5.06 - 6.00	291,035	—	0.45 - 1.50	5.53 - 6.64
	2020	54,622	4.79 - 5.50	268,698	0.09	0.60 - 1.50	54.90 - 56.30
BHFTI JPMorgan Small Cap	2024	36,128	3.07 - 3.76	116,358	1.88	0.45 - 1.50	7.56 - 8.70
Value Subaccount	2023	84,696	2.85 - 3.24	246,335	1.31	0.45 - 1.50	11.53 - 12.31
	2022	90,608	2.56 - 2.89	237,784	1.18	0.45 - 1.50	(14.50) - (13.90)
	2021	91,072	2.99 - 3.55	279,237	1.06	0.45 - 1.50	31.03 - 32.41
	2020	141,339	2.28 - 2.68	335,015	1.35	0.45 - 1.50	4.76 - 5.86
BHFTI Loomis Sayles Growth	2024	1,240,818	11.69 - 15.74	15,463,363	—	0.45 - 1.50	32.46 - 33.87
Subaccount	2023	1,357,834	8.82 - 11.76	12,729,699	—	0.45 - 1.50	49.81 - 51.38
	2022	1,452,129	5.89 - 7.77	9,063,767	—	0.45 - 1.50	(28.94) - (28.19)
	2021	1,856,642	8.29 - 10.82	16,299,846	0.20	0.45 - 1.50	16.89 - 18.13
	2020	2,264,526	7.09 - 9.16	16,961,511	0.83	0.45 - 1.50	30.56 - 31.95

56

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI MFS® Research	2024	87,776	2.24 - 2.78	219,800	1.82	0.60 - 1.50	1.41 - 2.33
International Subaccount	2023	128,175	2.21 - 2.72	303,342	1.50	0.60 - 1.50	11.15 - 12.15
	2022	115,098	1.99 - 2.42	243,308	1.86	0.60 - 1.50	(18.79) - (18.06)
	2021	161,366	2.45 - 2.96	425,294	0.86	0.60 - 1.50	10.05 - 11.04
	2020	175,097	2.22 - 2.66	420,819	2.18	0.60 - 1.50	11.33 - 12.34
BHFTI PIMCO Inflation	2024	169,765	1.40 - 1.67	262,747	—	0.60 - 1.50	0.99 - 1.91
Protected Bond Subaccount	2023	240,275	1.39 - 1.64	367,687	2.27	0.60 - 1.50	2.20 - 3.12
	2022	258,811	1.36 - 1.59	383,840	6.48	0.60 - 1.50	(12.91) - (12.13)
	2021	278,640	1.56 - 1.81	458,353	0.93	0.60 - 1.50	4.04 - 4.98
	2020	409,755	1.50 - 1.73	635,224	3.06	0.60 - 1.50	10.18 - 11.18
BHFTI PIMCO Total Return	2024	845,372	1.83 - 2.46	1,629,571	3.03	0.25 - 1.50	0.89 - 2.17
Subaccount	2023	1,086,704	1.81 - 2.41	2,052,012	2.88	0.25 - 1.50	4.48 - 5.79
	2022	1,170,600	1.73 - 2.27	2,121,251	2.91	0.25 - 1.50	(15.83) - (14.77)
	2021	1,239,013	2.06 - 2.67	2,657,948	1.70	0.25 - 1.50	(2.86) - (1.64)
	2020	1,226,217	2.12 - 2.71	2,713,095	3.77	0.25 - 1.50	6.89 - 8.24
BHFTI SSGA Emerging Markets	2024	187,843	1.16 - 1.37	229,359	1.77	0.60 - 1.50	2.48 - 3.42
Enhanced Index II Subaccount	2023	287,531	1.13 - 1.32	339,609	1.21	0.60 - 1.50	5.09 - 6.04
	2022	369,532	1.07 - 1.25	417,170	1.01	0.60 - 1.50	(26.69) - (26.02)
	2021	326,164	1.46 - 1.69	495,866	0.39	0.60 - 1.50	(6.23) - (5.38)
	2020	317,584	1.56 - 1.78	511,846	2.13	0.60 - 1.50	25.77 - 26.91
BHFTI T. Rowe Price Large	2024	1,718,986	2.53 - 3.67	5,165,623	2.10	0.25 - 1.50	9.44 - 10.83
Cap Value Subaccount	2023	2,337,816	2.31 - 3.31	6,281,759	1.83	0.25 - 1.50	8.01 - 9.37
	2022	3,074,219	2.14 - 3.02	7,675,217	1.60	0.25 - 1.50	(6.56) - (5.39)
	2021	3,356,023	2.29 - 3.20	8,947,520	1.84	0.25 - 1.50	24.10 - 25.66
	2020	4,082,284	1.84 - 2.54	8,770,323	2.40	0.25 - 1.50	1.33 - 2.61
BHFTI Victory Sycamore	2024	170,300	3.58 - 4.31	659,023	1.22	0.60 - 1.50	8.13 - 9.12
Mid Cap Value Subaccount	2023	168,114	3.31 - 3.95	599,045	1.41	0.60 - 1.50	8.31 - 9.29
	2022	175,127	3.06 - 3.62	573,846	1.82	0.60 - 1.50	(4.15) - (3.28)
	2021	133,954	3.19 - 3.74	448,431	0.99	0.60 - 1.50	29.84 - 31.01
	2020	187,701	2.46 - 2.85	486,151	1.28	0.60 - 1.50	6.03 - 6.99
BHFTII BlackRock Bond	2024	294,966	1.88 - 2.50	611,579	4.19	0.25 - 1.50	(0.02) - 1.25
Income Subaccount	2023	339,172	1.88 - 2.48	694,428	3.16	0.45 - 1.50	4.27 - 5.36
	2022	453,110	1.80 - 2.35	879,184	2.91	0.45 - 1.50	(15.42) - (14.53)
	2021	540,875	2.13 - 2.75	1,226,811	2.60	0.45 - 1.50	(1.92) - (0.88)
	2020	500,058	2.17 - 2.77	1,158,424	3.57	0.45 - 1.50	6.98 - 8.11
BHFTII BlackRock Capital	2024	725,453	7.47 - 10.06	5,841,801	0.08	0.45 - 1.50	30.01 - 31.39
Appreciation Subaccount	2023	813,883	5.75 - 7.35	5,009,411	0.04	0.45 - 1.50	47.39 - 48.72
	2022	1,007,928	3.90 - 4.94	4,207,627	—	0.45 - 1.50	(38.54) - (37.98)
	2021	1,181,599	6.35 - 8.28	7,972,943	—	0.45 - 1.50	19.40 - 20.66
	2020	1,398,261	5.32 - 6.86	7,829,907	—	0.45 - 1.50	38.57 - 40.03
BHFTII BlackRock	2024	3,518,636	1.11 - 1.41	4,040,719	5.65	0.25 - 1.50	3.51 - 4.82
Ultra-Short Term Bond	2023	3,477,995	1.07 - 1.35	3,861,322	1.53	0.25 - 1.50	3.35 - 4.65
Subaccount	2022	3,857,226	1.03 - 1.29	4,162,512	—	0.25 - 1.50	(0.21) - 1.04
	2021	4,609,509	1.04 - 1.33	5,055,051	0.17	0.25 - 1.50	(1.81) - (0.58)
	2020	3,679,981	1.06 - 1.34	4,163,402	1.86	0.25 - 1.50	(1.20) - 0.05

57

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2024	208,578	1.57 - 1.91	344,380	2.71	0.45 - 1.50	2.29 - 3.38
Allocation 20 Subaccount	2023	235,507	1.54 - 1.80	376,872	3.48	0.45 - 1.50	6.22 - 7.18
	2022	388,029	1.45 - 1.68	574,906	2.96	0.45 - 1.50	(13.98) - (13.21)
	2021	431,960	1.68 - 1.98	753,086	2.77	0.45 - 1.50	2.14 - 3.22
	2020	682,327	1.65 - 1.92	1,152,910	2.56	0.45 - 1.50	7.88 - 9.02
BHFTII Brighthouse Asset	2024	417,158	1.83 - 2.17	772,601	2.38	0.60 - 1.50	4.24 - 5.19
Allocation 40 Subaccount	2023	425,717	1.76 - 2.12	756,387	3.45	0.45 - 1.50	8.88 - 10.03
	2022	401,378	1.62 - 1.92	656,126	2.60	0.45 - 1.50	(15.12) - (14.22)
	2021	483,899	1.90 - 2.24	939,099	2.63	0.45 - 1.50	5.82 - 6.94
	2020	631,001	1.80 - 2.10	1,184,708	2.48	0.45 - 1.50	9.38 - 10.54
BHFTII Brighthouse Asset	2024	2,961,361	2.12 - 2.67	6,496,977	1.76	0.25 - 1.50	6.34 - 7.69
Allocation 60 Subaccount	2023	3,134,135	1.99 - 2.48	6,455,280	3.14	0.25 - 1.50	11.90 - 13.31
	2022	3,190,958	1.78 - 2.19	5,862,571	2.17	0.25 - 1.50	(16.59) - (15.54)
	2021	3,930,422	2.13 - 2.59	8,652,013	2.06	0.25 - 1.50	9.25 - 10.63
	2020	4,255,960	1.95 - 2.34	8,566,855	1.95	0.25 - 1.50	12.15 - 13.57
BHFTII Brighthouse Asset	2024	1,602,838	2.40 - 2.98	4,038,388	1.41	0.35 - 1.50	9.14 - 10.41
Allocation 80 Subaccount	2023	1,865,493	2.20 - 2.70	4,294,325	2.98	0.35 - 1.50	15.56 - 16.89
	2022	1,896,169	1.91 - 2.31	3,768,222	1.75	0.35 - 1.50	(19.19) - (18.26)
	2021	2,115,061	2.36 - 2.82	5,205,092	1.62	0.35 - 1.50	13.00 - 14.31
	2020	2,349,101	2.09 - 2.47	5,123,897	1.83	0.35 - 1.50	14.85 - 16.19
BHFTII Brighthouse/Wellington	2024	244,384	3.05 - 3.74	778,811	1.89	0.45 - 1.50	12.15 - 13.34
Balanced Subaccount	2023	243,718	2.72 - 3.21	690,816	2.07	0.45 - 1.50	16.35 - 17.40
	2022	280,249	2.34 - 2.73	680,949	1.70	0.45 - 1.50	(18.31) - (17.57)
	2021	280,442	2.86 - 3.40	834,077	1.81	0.45 - 1.50	12.33 - 13.51
	2020	248,302	2.55 - 2.99	658,466	2.19	0.45 - 1.50	15.97 - 17.19
BHFTII Brighthouse/Wellington	2024	276,949	3.66 - 4.83	1,042,099	1.45	0.45 - 1.50	6.98 - 8.12
Core Equity Opportunities	2023	303,729	3.42 - 4.09	1,069,085	1.42	0.45 - 1.50	6.06 - 6.80
Subaccount	2022	316,089	3.22 - 3.83	1,050,532	1.48	0.80 - 1.50	(6.49) - (5.84)
	2021	342,348	3.45 - 4.41	1,214,156	1.25	0.45 - 1.50	22.58 - 23.87
	2020	511,128	2.81 - 3.56	1,513,742	1.55	0.45 - 1.50	9.61 - 10.77
BHFTII Frontier Mid Cap	2024	1,274,642	2.12 - 2.72	2,829,603	0.16	0.45 - 1.50	15.88 - 17.11
Growth Subaccount	2023	1,355,135	1.83 - 2.24	2,589,697	—	0.45 - 1.50	16.13 - 17.18
	2022	1,439,345	1.58 - 1.92	2,364,064	—	0.45 - 1.50	(29.28) - (28.64)
	2021	1,587,209	2.23 - 2.77	3,681,795	—	0.45 - 1.50	12.83 - 14.02
	2020	1,728,713	1.98 - 2.43	3,551,015	—	0.45 - 1.50	29.63 - 31.00
BHFTII Jennison Growth	2024	530,998	5.10 - 6.88	2,950,808	—	0.25 - 1.50	28.05 - 29.95
Subaccount	2023	550,365	3.98 - 4.89	2,374,947	—	0.25 - 1.50	50.60 - 52.35
	2022	542,600	2.63 - 3.21	1,544,949	—	0.25 - 1.50	(39.93) - (39.24)
	2021	568,558	4.37 - 5.28	2,672,871	—	0.60 - 1.50	15.17 - 16.47
	2020	558,582	3.79 - 4.53	2,267,468	0.22	0.60 - 1.50	54.04 - 55.86
BHFTII MetLife Aggregate	2024	2,728	1.61 - 1.88	5,025	3.64	0.85 - 1.50	(0.63) - 0.03
Bond Index Subaccount	2023	5,302	1.62 - 1.88	9,554	2.93	0.85 - 1.50	3.63 - 4.31
	2022	5,302	1.56 - 1.80	9,176	2.81	0.85 - 1.50	(14.38) - (13.83)
	2021	5,304	1.82 - 2.09	10,671	2.53	0.85 - 1.50	(3.39) - (2.76)
	2020	5,394	1.89 - 2.15	11,188	2.98	0.85 - 1.50	5.61 - 6.30

58

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife MSCI EAFE®	2024	15,922	1.44 - 1.55	24,083	3.25	1.20 - 1.50	1.77 - 2.08
Index Subaccount	2023	18,757	1.42 - 1.52	27,637	2.53	1.20 - 1.50	16.18 - 16.53
	2022	18,757	1.22 - 1.30	23,749	3.74	1.20 - 1.50	(15.74) - (15.49)
	2021	18,758	1.45 - 1.54	28,142	1.79	1.20 - 1.50	9.07 - 9.40
	2020	18,758	1.33 - 1.41	25,758	3.11	1.20 - 1.50	6.24 - 6.56
BHFTII MetLife Russell 2000®	2024	239	3.69 - 4.32	912	1.93	0.85 - 1.50	9.62 - 10.34
Index Subaccount	2023	20,748	3.37 - 3.92	71,241	1.32	0.85 -1.50	15.07 - 15.82
	2022	20,748	2.93 - 3.38	61,859	1.07	0.85 - 1.50	(21.42) - (20.90)
	2021	20,748	3.72 - 4.28	78,652	0.99	0.85 - 1.50	12.82 - 13.55
	2020	20,750	3.30 - 3.77	69,664	1.34	0.85 - 1.50	17.84 - 18.61
BHFTII MetLife Stock Index	2024	1,783,513	4.92 - 8.15	9,277,625	1.24	0.25 - 1.50	22.80 - 24.36
Subaccount	2023	1,963,401	4.01 - 6.55	8,249,733	1.37	0.25 - 1.50	24.07 - 25.63
	2022	2,202,402	3.23 - 5.22	7,431,941	1.27	0.25 - 1.50	(19.51) - (18.50)
	2021	2,721,909	4.01 - 6.40	11,409,586	1.50	0.25 - 1.50	26.45 - 28.04
	2020	2,838,800	3.17 - 5.00	9,404,040	1.82	0.25 - 1.50	16.34 - 17.81
BHFTII MFS® Total Return	2024	556,425	4.04 - 5.96	2,699,871	2.49	0.35 - 1.50	5.95 - 7.19
Subaccount	2023	692,327	3.77 - 5.81	3,137,755	2.00	0.35 - 1.50	8.55 - 9.80
	2022	955,800	3.43 - 5.30	4,010,108	1.66	0.35 - 1.50	(11.16) - (10.14)
	2021	1,237,990	3.82 - 5.90	5,827,906	1.69	0.35 - 1.50	12.29 - 13.59
	2020	1,356,097	3.36 - 5.20	5,683,574	2.27	0.35 - 1.50	7.91 - 9.16
BHFTII MFS® Value	2024	903,882	4.35 - 5.52	4,109,239	1.84	0.35 - 1.50	10.23 - 11.52
Subaccount	2023	966,812	3.94 - 4.71	3,965,415	1.88	0.35 - 1.50	6.54 - 7.51
	2022	1,225,704	3.70 - 4.38	4,723,651	1.72	0.35 - 1.50	(7.37) - (6.54)
	2021	1,581,070	4.00 - 4.90	6,577,802	1.54	0.35 - 1.50	23.67 - 25.10
	2020	1,624,077	3.23 - 3.92	5,444,906	1.98	0.35 - 1.50	2.41 - 3.60
BHFTII Neuberger Berman	2024	93,651	5.75 - 9.17	724,037	0.14	0.25 - 1.50	7.46 - 8.82
Genesis Subaccount	2023	96,042	6.26 - 8.46	687,409	0.13	0.35 - 1.50	13.81 - 15.12
	2022	132,401	5.44 - 7.37	832,031	—	0.35 - 1.50	(20.35) - (19.43)
	2021	133,846	6.75 - 9.17	1,052,686	0.07	0.35 - 1.50	16.65 - 18.00
	2020	140,946	5.72 - 7.79	938,841	0.18	0.35 - 1.50	23.24 - 24.67
BHFTII T. Rowe Price Large	2024	782,266	5.46 - 6.90	4,430,267	—	0.25 - 1.50	28.03 - 29.66
Cap Growth Subaccount	2023	816,095	4.27 - 5.32	3,600,241	—	0.25 - 1.50	44.36 - 46.17
	2022	895,513	2.96 - 3.64	2,751,665	—	0.25 - 1.50	(41.55) - (40.81)
	2021	918,858	5.06 - 6.15	4,835,990	—	0.25 - 1.50	18.17 - 19.65
	2020	927,342	4.28 - 5.14	4,120,097	0.02	0.25 - 1.50	34.60 - 36.30
BHFTII T. Rowe Price Small	2024	792,920	5.15 - 6.81	4,243,112	—	0.45 - 1.50	11.50 - 12.68
Cap Growth Subaccount	2023	979,520	4.62 - 5.81	4,674,232	—	0.45 - 1.50	19.48 -20.55
	2022	1,092,409	3.87 - 4.82	4,372,280	—	0.45 - 1.50	(23.50) - (22.81)
	2021	1,099,166	5.06 - 6.47	5,733,097	—	0.45 - 1.50	9.70 - 10.86
	2020	1,239,169	4.61 - 5.84	5,917,553	—	0.45 - 1.50	22.19 - 23.49
BHFTII Western Asset	2024	337,834	1.94 - 2.46	728,856	7.39	0.35 - 1.50	3.31 - 4.51
Management Strategic Bond	2023	390,794	1.88 - 2.36	803,965	6.49	0.35 - 1.50	7.81 - 8.78
Opportunities Subaccount	2022	450,913	1.74 - 2.17	864,120	6.14	0.35 - 1.50	(17.90) - (17.15)
	2021	436,647	2.12 - 2.62	1,005,103	3.62	0.35 - 1.50	1.29 - 2.46
	2020	533,199	2.10 - 2.57	1,214,104	6.09	0.35 - 1.50	5.32 - 6.54

59

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Western Asset	2024	528,112	1.22 - 1.51	669,781	3.13	0.30 -1.35	0.96 - 2.03
Management U.S.	2023	701,393	1.21 - 1.44	875,183	2.31	0.30 - 1.35	3.46 - 4.40
Government Subaccount	2022	814,846	1.16 - 1.38	985,781	2.29	0.30 - 1.35	(10.23) - (9.42)
	2021	774,756	1.30 - 1.56	1,040,852	2.60	0.30 - 1.35	(2.84) - (1.82)
	2020	891,681	1.34 - 1.59	1,225,787	3.20	0.30 - 1.35	3.83 - 4.93
Fidelity® VIP Contrafund®	2024	664,266	7.04 - 11.05	4,964,875	0.03	0.25 - 1.50	31.45 - 33.11
Subaccount	2023	804,859	5.36 - 6.57	4,532,591	0.24	0.35 - 1.50	31.14 - 32.32
	2022	965,654	4.09 - 4.96	4,147,862	0.26	0.35 - 1.50	(27.58) - (26.93)
	2021	997,230	5.64 - 8.55	5,905,207	0.03	0.35 - 1.50	25.61 - 27.07
	2020	1,081,110	4.49 - 6.73	5,160,704	0.08	0.35 - 1.50	28.29 - 29.78
Fidelity® VIP Mid Cap	2024	651,834	6.49 - 8.72	4,456,705	0.33	0.25 - 1.50	15.42 - 16.88
Subaccount	2023	782,837	5.62 - 7.46	4,606,236	0.38	0.25 - 1.50	13.10 - 14.52
	2022	846,870	4.97 - 6.52	4,399,830	0.26	0.25 - 1.50	(16.23) - (15.18)
	2021	962,770	5.93 - 7.68	5,981,327	0.34	0.25 - 1.50	23.44 - 24.99
	2020	1,020,508	4.81 - 6.15	5,140,811	0.40	0.25 - 1.50	16.11 - 17.57
FTVIPT Franklin Small-Mid	2024	125,117	3.65 - 4.91	468,933	—	0.25 - 1.50	9.37 - 10.76
Cap Growth VIP Subaccount	2023	127,079	3.34 - 4.43	436,299	—	0.25 - 1.50	24.86 - 26.42
	2022	121,517	2.68 - 3.51	333,927	—	0.25 - 1.50	(34.68) - (33.86)
	2021	147,887	4.10 - 5.30	622,154	—	0.25 - 1.50	8.38 - 9.74
	2020	145,081	3.78 - 4.83	562,502	—	0.25 - 1.50	52.78 - 54.70
FTVIPT Templeton Developing	2024	213,531	3.39 - 4.26	782,010	3.95	0.45 - 1.50	6.05 - 7.18
Markets VIP Subaccount	2023	220,547	3.20 - 3.85	754,601	2.03	0.45 - 1.50	10.95 - 11.95
	2022	227,297	2.88 - 3.44	698,907	2.60	0.45 - 1.50	(23.14) - (22.45)
	2021	225,102	3.75 - 4.56	894,904	0.85	0.45 - 1.50	(7.14) - (6.16)
	2020	242,203	4.04 - 4.86	1,034,626	4.23	0.45 - 1.50	15.43 - 16.66
FTVIPT Templeton Foreign	2024	256,526	1.70 - 2.05	463,316	2.47	0.60 - 1.50	(2.48) - (1.59)
VIP Subaccount	2023	300,103	1.75 - 2.09	551,617	3.19	0.60 - 1.50	18.96 - 20.04
	2022	284,991	1.47 - 1.74	438,196	3.05	0.60 - 1.50	(8.98) - (8.16)
	2021	359,239	1.61 - 1.89	602,908	1.81	0.60 - 1.50	2.61 - 3.54
	2020	373,978	1.57 - 1.83	611,274	3.36	0.60 - 1.50	(2.63) - (1.75)
Janus Henderson Enterprise	2024	1,847,749	2.79 - 7.20	5,411,458	0.63	0.25 - 1.50	13.59 - 15.03
Subaccount	2023	1,937,158	2.45 - 3.04	4,976,219	0.09	0.60 - 1.50	16.03 - 17.07
	2022	2,199,848	2.12 - 2.60	4,870,288	0.08	0.60 - 1.50	(17.40) - (16.65)
	2021	2,514,978	2.56 - 3.11	6,733,123	0.24	0.60 - 1.50	14.81 - 15.84
	2020	2,640,192	2.23 - 8.06	6,135,715	—	0.35 - 1.50	17.40 - 18.77
LMGAMT ClearBridge	2024	1,985	3.61 - 4.22	7,307	0.87	0.85 - 1.50	5.75 - 5.97
Small Cap Subaccount (Commenced 9/6/2024)
LMPIT Western Asset	2024	224,898	2.57 - 3.31	622,603	4.87	0.60 - 1.50	0.45 - 1.37
Corporate Bond Subaccount	2023	242,107	2.56 - 3.27	660,015	4.68	0.60 - 1.50	5.80 - 6.76
	2022	427,687	2.42 - 3.06	1,090,752	3.40	0.60 - 1.50	(18.08) - (17.34)
	2021	580,720	2.95 - 3.70	1,802,664	2.65	0.60 - 1.50	(2.21) - (1.33)
	2020	518,471	3.02 - 3.75	1,641,352	3.30	0.60 - 1.50	9.16 - 10.15

60

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES

OF BRIGHTHOUSE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8. FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2024	585,170	6.10 - 7.74	3,836,941	0.76	0.60 - 1.50	20.82 - 21.92
Appreciation Subaccount	2023	606,969	5.05 - 6.35	3,281,543	0.93	0.60 - 1.50	17.93 - 18.99
	2022	661,309	4.28 - 5.34	3,020,146	1.01	0.60 - 1.50	(13.75) - (12.97)
	2021	917,672	4.97 - 6.35	4,822,650	0.62	0.45 - 1.50	21.82 - 23.10
	2020	1,110,924	4.08 - 5.16	4,787,968	0.95	0.45 - 1.50	13.06 - 14.26
LMPVET ClearBridge Variable	2024	106,559	4.80 - 6.08	516,891	1.32	0.60 - 1.50	15.09 - 16.14
Dividend Strategy Subaccount	2023	141,382	4.17 - 4.74	594,989	2.13	0.60 - 1.50	12.50 - 13.06
	2022	155,179	3.71 - 4.19	581,803	1.44	0.60 - 1.50	(9.47) - (9.01)
	2021	268,550	4.09 - 4.82	1,126,722	1.56	0.80 - 1.50	24.91 - 25.79
	2020	269,431	3.28 - 3.83	904,153	1.20	0.80 - 1.50	6.06 - 6.81
LMPVET ClearBridge Variable	2024	355,978	3.24 - 4.20	1,236,441	0.11	0.45 - 1.50	11.10 - 12.29
Growth Subaccount	2023	439,895	2.92 - 3.74	1,358,199	0.30	0.45 - 1.50	22.58 - 23.87
	2022	517,115	2.38 - 3.02	1,298,203	0.45	0.45 - 1.50	(27.51) - (26.74)
	2021	558,209	3.29 - 4.13	1,927,827	0.16	0.45 - 1.50	8.66 - 9.80
	2020	659,393	3.02 - 3.76	2,099,525	0.78	0.45 - 1.50	16.26 - 17.49
LMPVET ClearBridge Variable	2024	65,402	9.48 - 12.00	654,471	—	0.60 - 1.50	25.97 - 27.12
Large Cap Growth Subaccount	2023	119,257	7.53 - 9.44	944,978	—	0.60 - 1.50	41.89 - 43.16
	2022	137,414	5.30 - 6.60	764,074	—	0.60 - 1.50	(33.25) - (32.65)
	2021	141,123	7.95 - 9.79	1,172,965	—	0.60 - 1.50	20.13 - 21.21
	2020	143,766	6.62 - 8.08	992,379	0.02	0.60 - 1.50	28.79 - 29.95
LMPVET ClearBridge Variable	2024	109,019	4.94 - 5.93	554,382	1.26	0.80 - 1.50	6.46 - 7.21
Large Cap Value Subaccount	2023	143,073	4.64 - 5.53	678,659	1.34	0.80 - 1.50	13.39 - 14.18
	2022	139,306	4.09 - 4.84	582,250	1.32	0.80 - 1.50	(7.82) - (7.17)
	2021	149,768	4.44 - 5.22	679,590	1.02	0.80 - 1.50	24.33 - 25.20
	2020	176,044	3.57 - 4.17	639,499	1.29	0.80 - 1.50	3.68 - 4.41
LMPVET ClearBridge Variable	2024	59,787	4.47 - 7.53	285,328	—	0.35 - 1.50	2.93 - 4.13
Small Cap Growth Subaccount	2023	89,250	4.34 - 5.32	404,933	—	0.35 - 1.50	6.79 - 7.76
	2022	131,827	4.07 - 4.94	559,131	—	0.35 - 1.50	(29.90) - (29.27)
	2021	152,521	5.80 - 9.44	922,203	—	0.35 - 1.50	10.93 - 12.22
	2020	182,018	5.23 - 8.41	1,078,947	—	0.35 - 1.50	41.13 - 42.76
LMPVIT Western Asset	2024	116,132	2.82 - 3.73	336,882	4.35	0.35 - 1.50	5.45 - 6.68
Variable Global High Yield	2023	190,739	2.68 - 3.20	528,176	5.57	0.35 - 1.50	8.62 - 9.38
Bond Subaccount	2022	217,427	2.47 - 2.93	558,259	6.40	0.35 - 1.50	(15.01) - (14.41)
	2021	246,528	2.90 - 3.71	748,014	4.27	0.35 - 1.50	(0.18) - 0.97
	2020	274,061	2.91 - 3.68	840,156	3.83	0.35 - 1.50	5.71 - 6.94

1

These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests.

2

These amounts represent annualized contract expenses of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3

These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

61

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits (“LFPB”) for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management’s evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•	We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•

With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management’s estimates.

•	We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•	We evaluated the methods and significant assumptions used by management to identify potential bias.

•	We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•

We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

•

With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management’s estimates.

•	We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•

We evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•	We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•	We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 3, 2025

We have served as the Company’s auditor since 2005.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets

December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,565 and $86,129, respectively; allowance for credit losses of $79 and $21, respectively)	$79,129	$80,085
Equity securities, at estimated fair value	32	66
Mortgage loans (net of allowance for credit losses of $178 and $137, respectively)	23,254	22,475
Policy loans	1,626	938
Limited partnerships and limited liability companies	4,827	4,946
Short-term investments, principally at estimated fair value	1,157	574
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $13, respectively)	5,244	4,411

Total investments	115,269	113,495
Cash and cash equivalents	4,592	3,165
Accrued investment income	1,261	1,163
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,809	19,389
Deferred policy acquisition costs and value of business acquired	4,374	4,487
Current income tax recoverable	51	24
Deferred income tax asset	1,823	1,833
Market risk benefit assets	1,092	656
Other assets	314	302
Separate account assets	79,006	81,690

Total assets	$228,591	$226,204

Liabilities and Equity
Liabilities
Future policy benefits	$31,085	$32,149
Policyholder account balances	87,162	80,193
Market risk benefit liabilities	8,346	10,344
Other policy-related balances	3,677	3,619
Payables for collateral under securities loaned and other transactions	3,874	3,660
Long-term debt	833	836
Other liabilities	8,460	7,772
Separate account liabilities	79,006	81,690

Total liabilities	222,443	220,263

Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company’s stockholder’s equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)

Total Brighthouse Life Insurance Company’s stockholder’s equity	6,133	5,926
Noncontrolling interests	15	15

Total equity	6,148	5,941

Total liabilities and equity	$228,591	$226,204

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Revenues
Premiums	$759	$811	$641
Universal life and investment-type product policy fees	1,601	1,778	1,876
Net investment income	5,100	4,560	4,064
Other revenues	499	418	406
Net investment gains (losses)	(298)	(242)	(240)
Net derivative gains (losses)	(3,688)	(3,920)	(585)

Total revenues	3,973	3,405	6,162

Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($980), ($233), $137, respectively)	2,139	2,418	2,186
Interest credited to policyholder account balances	2,110	1,801	1,313
Amortization of deferred policy acquisition costs and value of business acquired	550	564	568
Change in market risk benefits	(2,669)	(1,497)	(4,105)
Other expenses	1,601	1,625	1,694

Total expenses	3,731	4,911	1,656

Income (loss) before provision for income tax	242	(1,506)	4,506
Provision for income tax expense (benefit)	(15)	(383)	795

Net income (loss)	257	(1,123)	3,711
Less: Net income (loss) attributable to noncontrolling interests	1	1	1

Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Net income (loss)	$257	$(1,123)	$3,711
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(1,053)	2,313	(13,946)
Unrealized gains (losses) on derivatives	116	(284)	308
Changes in instrument-specific credit risk on market risk benefits	352	(637)	2,344
Changes in discount rates on the liability for future policy benefits	541	(376)	4,060
Foreign currency translation adjustments	(18)	18	(22)

Other comprehensive income (loss), before income tax	(62)	1,034	(7,256)
Income tax (expense) benefit related to items of other comprehensive income (loss)	13	(217)	1,524

Other comprehensive income (loss), net of income tax	(49)	817	(5,732)

Comprehensive income (loss)	208	(306)	(2,021)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1

Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$207	$(307)	$(2,022)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company’s Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$75	$17,773	$(9,128)	$(199)	$8,521	$15	$8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)

Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817

Balance at December 31, 2023	75	17,507	(6,542)	(5,114)	5,926	15	5,941
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			256		256	1	257
Other comprehensive income (loss), net of income tax				(49)	(49)		(49)

Balance at December 31, 2024	$75	$17,507	$(6,286)	$(5,163)	$6,133	$15	$6,148

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$257	$(1,123)	$3,711
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(301)	(258)	(225)
(Gains) losses on investments, net	267	227	240
(Gains) losses on derivatives, net	1,456	2,632	162
(Income) loss from equity method investments, net of dividends and distributions	41	76	109
Interest credited to policyholder account balances	2,110	1,801	1,313
Universal life and investment-type product policy fees	(1,601)	(1,778)	(1,876)
Change in market risk benefits, net	(2,089)	(888)	(3,353)
Change in accrued investment income	(117)	(212)	(115)
Change in premiums, reinsurance and other receivables	(1,482)	(1,279)	(1,388)
Change in deferred policy acquisition costs and value of business acquired, net	113	155	144
Change in income tax	(8)	(380)	804
Change in other assets	1,116	1,100	1,220
Change in future policy benefits and other policy-related balances	(316)	(62)	(1,814)
Change in other liabilities	377	(18)	286

Net cash provided by (used in) operating activities	(177)	(7)	(782)

Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,559	5,922	10,647
Equity securities	46	30	50
Mortgage loans	1,518	1,206	2,075
Limited partnerships and limited liability companies	337	205	252
Purchases of:
Fixed maturity securities	(11,811)	(8,699)	(15,720)
Equity securities	(3)	(4)	(14)
Mortgage loans	(2,374)	(813)	(5,321)
Limited partnerships and limited liability companies	(299)	(453)	(814)
Cash received in connection with freestanding derivatives	12,453	5,048	4,439
Cash paid in connection with freestanding derivatives	(11,856)	(5,422)	(4,270)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(572)	(259)	365
Net change in other invested assets	(369)	(109)	(372)

Net cash provided by (used in) investing activities	$(2,059)	$(3,263)	$(8,837)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$29,950	$21,514	$31,190
Withdrawals	(26,287)	(17,641)	(19,960)
Net change in payables for collateral under securities loaned and other transactions	214	(887)	(1,706)
Long-term and short-term debt issued	—	—	125
Long-term and short-term debt repaid	(2)	(127)	(3)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(211)	91	(178)
Other, net	(1)	(1)	(1)

Net cash provided by (used in) financing activities	3,663	2,683	9,467

Change in cash, cash equivalents and restricted cash	1,427	(587)	(152)
Cash, cash equivalents and restricted cash, beginning of year	3,165	3,752	3,904

Cash, cash equivalents and restricted cash, end of year	$4,592	$3,165	$3,752

Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$71	$69

Income tax	$—	$—	$(12)

Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$—	$95

Transfer of limited partnerships and limited liability companies from affiliates	$—	$—	$99

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

“BLIC” and the “Company” refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC (“BH Holdings”) and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“BHF” and, together with its subsidiaries, “Brighthouse Financial”).

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies (“LLC”) that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. When the Company has virtually no influence over the investee’s operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit (“MRB”) or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company’s insurance products.

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits (“LFPB”) for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company’s current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) (“OCI”). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company’s current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees (“ULSG”) and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability (“DPL”) for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs (“DAC”). These costs mainly consist of commissions and include the portion of employees’ compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements (“DSI”), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company’s fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities (“RMBS”), commercial mortgage- backed securities (“CMBS”) and asset-backed securities (“ABS”) (collectively, “Structured Securities”) considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third- party specialists and based on management’s knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee’s operations; when the Company has virtually no influence over the investee’s operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company’s short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2024, 2023 and 2022, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $1.1 billion and $976 million, respectively. For the years ended December 31, 2024, 2023 and 2022, cash payments on purchases of short-term investments were $1.7 billion, $1.4 billion and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company’s institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company’s balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See “— Insurance Contract Obligations” and “— Reinsurance” for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company’s investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company’s variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company’s general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company’s income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes (“ASC 740”) to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company’s accounting for income taxes represents management’s best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company’s separation from MetLife, Inc. (together with its subsidiaries and affiliates, “MetLife”) (“Separation”) have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax (“CAMT”) for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC (“Brighthouse Services”), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company (“NELICO”), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2024.

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”)). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. The Company adopted this guidance during fiscal year 2024 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company’s chief operating decision maker (“CODM”) views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders’ needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders’ needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company’s institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company’s outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements.

In connection with the adoption of ASU 2023-07, the Company’s presentation of segment information has been updated for all periods.

Financial Measure and Segment Accounting Policies

The Company’s CODM is its Chief Executive Officer (“CEO”). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company’s primary businesses by excluding the impact of market volatility, which could distort trends.

The following items are excluded from total revenues in calculating adjusted earnings:

•	Net investment gains (losses); and

•

Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating adjusted earnings:

•	Change in MRBs; and

•	Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company’s variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital (“RBC”). Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment’s respective invested assets.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company’s segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2024
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$1,500	$898	$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)	(20)	(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486	548	1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346	85	243	449
Amortization of DAC and VOBA	497	53	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,007	169	165	193
Less: Provision for income tax expense (benefit)	291	12	16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,223	$51	$65	$(28)	1,311

Adjustments for:
Net investment gains (losses)					(298)
Net derivative gains (losses), excluding investment hedge adjustments of $30					(3,718)
Change in market risk benefits					2,669
Market value adjustments					13
Provision for income tax (expense) benefit					279

Net income (loss) attributable to Brighthouse Life Insurance Company					$256

Interest revenue	$2,850	$420	$1,234	$626

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$508	$987	$1,404	$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)	(26)	(239)	(70)
Less: Segment expenses:
Policyholder benefits and claims	508	609	1,301	—
Interest credited to policyholder account balances, excluding market value adjustments	1,048	79	274	388
Amortization of DAC and VOBA	507	57	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	997	182	167	209
Less: Provision for income tax expense (benefit)	257	17	(22)	(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,123	$69	$(77)	$(42)	1,073

Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585

Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)

Interest revenue	$2,558	$391	$1,141	$575

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$5,015	$959	$(198)	$386	$6,162
Less: Revenues excluded from adjusted earnings (1)	967	(29)	(1,901)	67
Less: Segment expenses:
Policyholder benefits and claims	382	790	1,013	1
Interest credited to policyholder account balances, excluding market value adjustments	889	57	290	163
Amortization of DAC and VOBA	505	63	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	981	110	292	241
Less: Provision for income tax expense (benefit)	244	(8)	21	(154)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1

Adjusted earnings (loss)	$1,047	$(24)	$87	$(3)	1,107

Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)

Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710

Interest revenue	$2,254	$396	$1,166	$319

(1)

For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses) and net derivative gains (losses), excluding investment hedge adjustments.

(2)	Other expenses include corporate expense allocations directly attributable to each of the segments.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

	December 31,
	2024	2023
	(In millions)
Annuities	$160,887	$157,614
Life	20,821	20,363
Run-off	24,894	26,849
Corporate & Other	21,989	21,378

Total	$228,591	$226,204

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Annuity products	$2,001	$1,890	$1,796
Life insurance products	848	1,110	1,119
Other products	10	7	8

Total	$2,859	$3,007	$2,923

Substantially all of the Company’s premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 and 2022.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2024			2023			2022
			Structured			Structured			Structured
			Settlement			Settlement			Settlement
			and			and			and
	Term and		Pension	Term and		Pension	Term and		Pension
	Whole		Risk	Whole		Risk	Whole		Risk
	Life	Income	Transfer	Life	Income	Transfer	Life	Income	Transfer
	Insurance	Annuities	Annuities	Insurance	Annuities	Annuities	Insurance	Annuities	Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Beginning balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of model refinements	4	—	—	—	—	—	121	—	—
Effect of changes in cash flow assumptions	146	—	—	206	—	—	159	—	—
Effect of actual variances from expected experience	8	—	—	(17)	—	—	114	—	—

Adjusted beginning of year balance	3,320	—	—	3,335	—	—	3,358	—	—
Issuances	67	—	—	93	—	—	93	—	—
Interest accrual	110	—	—	108	—	—	112	—	—
Net premiums collected	(387)	—	—	(374)	—	—	(417)	—	—

Ending balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of changes in discount rate assumptions	(352)	—	—	(263)	—	—	(342)	—	—

Balance, end of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—

Present value of expected future policy benefits:
Balance, beginning of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Beginning balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of model refinements	10	—	—	—	—	—	134	—	(278)
Effect of changes in cash flow assumptions	235	(23)	82	296	—	—	179	55	(157)
Effect of actual variances from expected experience	(5)	—	(10)	(15)	(21)	(47)	150	(21)	(23)

Adjusted beginning of year balance	6,145	3,970	7,157	6,097	3,827	7,363	6,145	3,851	7,707
Issuances	72	400	—	99	369	—	101	220	—
Interest accrual	213	148	305	211	139	314	216	144	327
Benefit payments	(522)	(397)	(586)	(502)	(342)	(592)	(646)	(367)	(624)

Ending balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of changes in discount rate assumptions	(663)	(393)	(758)	(520)	(274)	(388)	(644)	(379)	(617)

Balance, end of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793

Net liability for future policy benefits, end of year	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793
Less: Reinsurance recoverable, end of year	19	31	59	24	30	65	32	25	68

Net liability for future policy benefits, after reinsurance recoverable	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725

Weighted-average duration of liability	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years
Weighted-average interest accretion rate	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%
Current discount rate	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%
Gross premiums or assessments recognized during period	$563	$485	$—	$595	$472	$—	$625	$243	$—
Expected future gross premiums, undiscounted	$5,714	$—	$—	$5,999	$—	$—	$6,535	$—	$—
Expected future gross premiums, discounted	$4,244	$—	$—	$4,535	$—	$—	$4,875	$—	$—
Expected future benefit payments, undiscounted	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418
Expected future benefit payments, discounted	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2024 and 2023 annual actuarial reviews (“AAR”), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$7,607	$6,935	$7,168
Beginning balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of changes in cash flow assumptions	895	52	(37)
Effect of actual variances from expected experience	167	145	179

Adjusted beginning of year balance	8,846	7,372	6,873
Interest accrual	406	357	333
Net assessments collected	446	414	416
Benefit payments	(421)	(359)	(447)

Ending balance before the effect of unrealized gains and losses	9,277	7,784	7,175
Effect of unrealized gains and losses	(291)	(177)	(240)

Balance, end of year	8,986	7,607	6,935
Less: Reinsurance recoverable, end of year	1,535	1,438	1,384

Net additional liability, after reinsurance recoverable	$7,451	$6,169	$5,551

Weighted-average duration of liability	6.6 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.94%	4.92%	4.90%
Gross assessments recognized during period	$1,083	$1,064	$1,070

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company’s assumption for long-term treasury yields. The Company’s practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2024 and 2023 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2024, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 3.75% to 4.00%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Liabilities reported in the preceding rollforward tables	$21,319	$20,509
Long-term care insurance (1)	5,190	5,581
ULSG liabilities, including liability for profits followed by losses	875	2,427
Participating whole life insurance (2)	2,969	2,849
Deferred profit liabilities	428	475
Other	304	308

Total liability for future policy benefits	$31,085	$32,149

(1)	Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.
(2)

Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company’s life insurance in-force at both December 31, 2024 and 2023, and 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—

Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166

Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—

Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653

Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—

Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641

Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%

(1)	Includes liabilities related to separate account products where the contract holder elected a general account investment option.
(2)	Excludes the effects of embedded derivatives related to index-linked crediting rates.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$74,910	$68,095
Funding agreements classified as investment contracts	11,002	11,115
Institutional group annuities	370	—
Other investment contract liabilities	880	983

Total policyholder account balances	$87,162	$80,193

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2024
Annuities (1):
Less than 2.00	$516	$112	$230	$8,749	$9,607
2.00 to 3.99	6,633	439	416	334	7,822
Greater than 3.99	781	—	—	—	781

Total	$7,930	$551	$646	$9,083	$18,210

Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$308	$308
2.00 to 3.99	—	471	47	128	646
Greater than 3.99	1,020	—	—	—	1,020

Total	$1,020	$471	$47	$436	$1,974

ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,052	1,386	1,602	238	4,278
Greater than 3.99	484	—	—	—	484

Total	$1,536	$1,386	$1,602	$238	$4,762

December 31, 2023
Annuities (1):
Less than 2.00	$645	$204	$301	$7,632	$8,782
2.00 to 3.99	8,125	233	201	307	8,866
Greater than 3.99	872	—	—	—	872

Total	$9,642	$437	$502	$7,939	$18,520

Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$236	$236
2.00 to 3.99	—	441	49	132	622
Greater than 3.99	1,077	—	—	—	1,077

Total	$1,077	$441	$49	$368	$1,935

ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,134	1,485	1,663	254	4,536
Greater than 3.99	506	—	—	—	506

Total	$1,640	$1,485	$1,663	$254	$5,042

(1)	Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.
(2)	Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.
(3)	Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at December 31, 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank (“FHLB”) of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation (“Farmer Mac”). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company’s obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company’s liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $5.0 billion and $5.1 billion at December 31, 2024 and 2023, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company had obligations outstanding under inactive funding agreement programs of $25 million and $525 million at December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$9,722	$9,997	$15,726
Balance, beginning of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Decrements	(180)	(176)	16
Effect of changes in future expected assumptions	(53)	260	212
Effect of actual different from expected experience	140	186	(48)
Effect of changes in interest rates	(1,940)	(427)	(8,397)
Effect of changes in fund returns	(973)	(2,203)	3,806
Issuances	(4)	(7)	(47)
Effect of changes in risk margin	(72)	(34)	(152)
Aging of the block and other	970	1,496	1,224

Balance, end of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Effect of changes in nonperformance risk	2,014	2,374	1,744

Balance, end of year	7,250	9,722	9,997
Less: Reinsurance recoverable, end of year	17	43	71

Balance, end of year, net of reinsurance (1)	$7,233	$9,679	$9,926

Weighted-average attained age of contract holder	73.9 years	73.0 years	71.8 years

(1)

Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2024, 2023 and 2022, with the exception of $21 million, $9 million and $2 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2024 AAR, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. As part of the 2023 AAR, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2024			2023			2022
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367
Premiums and deposits	828	80	—	762	84	—	1,199	91	—
Surrenders and withdrawals	(7,836)	(80)	(21)	(6,073)	(68)	(20)	(5,965)	(55)	(16)
Benefit payments	(1,511)	(25)	(22)	(1,391)	(18)	(28)	(1,298)	(24)	(33)
Investment performance	8,150	346	251	11,071	405	327	(17,878)	(519)	(356)
Policy charges	(2,109)	(81)	(62)	(2,098)	(78)	(58)	(2,227)	(78)	(61)
Net transfers from (to) general account	(102)	(32)	(500)	(14)	(18)	(1)	(131)	(21)	13
Other	(23)	—	5	(16)	(1)	9	37	—	5

Balance, end of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$78,766	$81,510
Variable income annuities	217	161
Pension risk transfer annuities	23	19

Total separate account liabilities	$79,006	$81,690

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2024	2023
	(In millions)
Equity securities	$78,793	$81,417
Fixed maturity securities	207	259
Cash and cash equivalents	2	7
Other assets	4	7

Total aggregate estimated fair value of assets	$79,006	$81,690

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799

Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965

Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148

Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801

Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919

Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560

Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at January 1, 2022	$2,614	$88	$1,081	$397	$114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)

Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)

Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)

Balance at December 31, 2024	$2,040	$115	$1,462	$271	$122

VOBA:
Balance at January 1, 2022	$377	$70	$—	$6	$39
Amortization	(36)	(5)	—	(1)	(4)

Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)

Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)

Balance at December 31, 2024	$279	$55	$—	$3	$27

Total DAC and VOBA:
Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149

Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150

Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2024		2023		2022
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$209	$8	$233	$9	$259	$10
Capitalization	1	—	1	—	1	—
Amortization	(21)	(2)	(25)	(1)	(27)	(1)

Balance, end of year	$189	$6	$209	$8	$233	$9

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2024			2023			2022
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$167	$612	$66	$143	$488	$73	$118	$344	$79
Capitalization	34	166	—	35	174	—	35	181	2
Amortization	(11)	(63)	(7)	(11)	(50)	(7)	(10)	(37)	(8)

Balance, end of year	$190	$715	$59	$167	$612	$66	$143	$488	$73

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers’ compensation business written by the Company. At December 31, 2024, the Company had $5.4 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company’s benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023 were not significant. The Company had $6.1 billion and $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2024 and 2023, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company’s reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2024 and 2023.

At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company’s five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company’s five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$1,367	$1,458	$1,321
Reinsurance assumed	20	20	8
Reinsurance ceded	(628)	(667)	(688)

Net premiums	$759	$811	$641

Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,440	$2,402	$2,525
Reinsurance assumed	52	48	44
Reinsurance ceded	(891)	(672)	(693)

Net universal life and investment-type product policy fees	$1,601	$1,778	$1,876

Other revenues
Direct other revenues	$209	$202	$220
Reinsurance assumed	4	3	3
Reinsurance ceded	286	213	183

Net other revenues	$499	$418	$406

Policyholder benefits and claims
Direct policyholder benefits and claims	$3,772	$3,608	$3,788
Reinsurance assumed	94	123	134
Reinsurance ceded	(1,727)	(1,313)	(1,736)

Net policyholder benefits and claims	$2,139	$2,418	$2,186

Change in market risk benefits
Direct change in market risk benefits	$(2,597)	$(1,436)	$(3,942)
Reinsurance assumed	(105)	(92)	(214)
Reinsurance ceded	33	31	51

Net change in market risk benefits	$(2,669)	$(1,497)	$(4,105)

Other expenses
Direct other expenses	$1,572	$1,625	$1,758
Reinsurance assumed	21	25	—
Reinsurance ceded	8	(25)	(64)

Net other expenses	$1,601	$1,625	$1,694

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$340	$32	$20,437	$20,809	$289	$33	$19,067	$19,389
Market risk benefit assets	$1,075	$—	$17	$1,092	$613	$—	$43	$656
Liabilities
Future policy benefits	$30,925	$160	$—	$31,085	$31,989	$160	$—	$32,149
Policyholder account balances	$83,019	$4,143	$—	$87,162	$75,893	$4,300	$—	$80,193
Market risk benefit liabilities	$8,095	$251	$—	$8,346	$9,972	$372	$—	$10,344
Other policy-related balances	$2,109	$1,568	$—	$3,677	$2,023	$1,596	$—	$3,619
Other liabilities	$6,774	$9	$1,677	$8,460	$6,526	$11	$1,235	$7,772

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $8.4 billion and $7.4 billion at December 31, 2024 and 2023, respectively. The deposit liabilities on reinsurance were $3.9 billion and $4.0 billion at December 31, 2024 and 2023, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums	$8	$6	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$(1)
Other revenues	$1	$1	$2
Policyholder benefits and claims	$14	$39	$22
Change in market risk benefits	$(112)	$(92)	$(214)
Other expenses	$(3)	$—	$(6)

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$32	$28
Liabilities
Future policy benefits	$51	$47
Market risk benefit liabilities	$235	$367
Other policy-related balances	$14	$13
Other liabilities	$(16)	$(4)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2024 and 2023. The deposit liabilities on related party reinsurance were $97 million and $112 million at December 31, 2024 and 2023, respectively.

8. Investments

See Notes 1 and 10 for a description of the Company’s accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2024					December 31, 2023
		Allowance			Estimated		Allowance			Estimated
	Amortized	for Credit	Gross Unrealized		Fair	Amortized	for Credit	Gross Unrealized		Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$40,437	$47	$212	$3,865	$36,737	$38,303	$15	$383	$3,332	$35,339
Foreign corporate	13,203	26	53	1,468	11,762	12,769	—	89	1,276	11,582
RMBS	8,056	4	45	867	7,230	8,127	4	48	805	7,366
U.S. government and agency	7,112	—	39	691	6,460	8,446	—	285	517	8,214
ABS	6,348	—	33	75	6,306	6,509	—	23	131	6,401
CMBS	6,702	2	7	415	6,292	6,940	2	2	601	6,339
State and political subdivision	3,671	—	78	367	3,382	3,958	—	153	298	3,813
Foreign government	1,036	—	24	100	960	1,077	—	41	87	1,031

Total fixed maturity securities	$86,565	$79	$491	$7,848	$79,129	$86,129	$21	$1,024	$7,047	$80,085

The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $52 million at December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
			(In millions)
Amortized cost	$3,837	$19,627	$13,501	$28,494	$21,106	$86,565
Estimated fair value	$3,821	$19,066	$12,266	$24,148	$19,828	$79,129

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2024				December 31, 2023
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
				(Dollars in millions)
U.S. corporate	$10,758	$719	$17,329	$3,146	$4,549	$409	$22,435	$2,923
Foreign corporate	3,269	351	5,502	1,117	1,010	74	8,229	1,202
RMBS	1,227	82	4,624	785	413	21	5,749	784
U.S. government and agency	2,384	116	1,858	575	445	8	3,453	509
CMBS	1,326	90	4,338	325	411	33	5,713	568
ABS	717	10	1,076	65	572	3	3,355	128
State and political subdivision	871	63	1,435	304	460	31	1,636	267
Foreign government	273	29	433	71	113	6	620	81

Total fixed maturity securities	$20,825	$1,460	$36,595	$6,388	$7,973	$585	$51,190	$6,462

Total number of securities in an unrealized loss position	3,356		5,195		1,339		6,958

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security’s amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer’s failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $665 million and $648 million at December 31, 2024 and 2023, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration (“PCD”). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company’s current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $79 million, relating to 20 securities, at December 31, 2024. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities’ bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
			(In millions)
Balance at December 31, 2022	$1	$1	$3	$1	$6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)

Balance at December 31, 2023	15	4	2	—	21
Allowance on securities where credit losses were not previously recorded	29	1	—	26	56
Reductions for securities sold	—	—	—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	(1)	—	—	2
Write-offs charged against allowance (1)	—	—	—	—	—

Balance at December 31, 2024	$47	$4	$2	$26	$79

(1)	The Company recorded total write-offs of $12 million and $8 million for the years ended December 31, 2024 and 2023, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
		(Dollars in millions)
Commercial	$13,326	57.3%	$13,189	58.7%
Agricultural	4,563	19.6	4,416	19.6
Residential	5,543	23.8	5,007	22.3

Total mortgage loans (1)	23,432	100.7	22,612	100.6
Allowance for credit losses	(178)	(0.7)	(137)	(0.6)

Total mortgage loans, net	$23,254	100.0%	$22,475	100.0%

(1)

Purchases of mortgage loans from third parties were $1.0 billion and $311 million for the years ended December 31, 2024 and 2023, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan’s amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million and $122 million at December 31, 2024 and 2023, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan’s amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan’s amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan (“RPL”) pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan’s purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2022	$49	$15	$55	$119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)

Balance at December 31, 2023	69	19	49	137
Current period provision	50	11	(7)	54
Charge-offs, net of recoveries	(13)	—	—	(13)

Balance at December 31, 2024	$106	$30	$42	$178

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640	$199	$279	$1,850	$196	$2,844	$6,008
65% to 75%	208	—	1,022	713	62	1,171	3,176
76% to 80%	—	—	117	201	174	601	1,093
Greater than 80%	—	—	972	388	—	1,689	3,049

Total commercial mortgage loans	848	199	2,390	3,152	432	6,305	13,326

Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408	203	594	1,073	400	1,632	4,310
65% to 75%	—	18	80	113	6	19	236
76% to 80%	—	—	—	—	1	—	1
Greater than 80%	—	—	—	—	—	16	16

Total agricultural mortgage loans	408	221	674	1,186	407	1,667	4,563

Residential mortgage loans
Performing	586	222	1,268	1,640	146	1,563	5,425
Nonperforming	1	—	44	21	1	51	118

Total residential mortgage loans	587	222	1,312	1,661	147	1,614	5,543

Total	$1,843	$642	$4,376	$5,999	$986	$9,586	$23,432

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493

Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189

Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
76% to 80%	—	—	—	—	—	—	—
Greater than 80%	—	—	—	—	—	—	—

Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416

Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90

Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007

Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2024		2023
	Amortized	% of	Amortized	% of
	Cost	Total	Cost	Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,029	90.3%	$12,082	91.6%
1.00x - 1.20x	801	6.0	702	5.3
Less than 1.00x	496	3.7	405	3.1

Total	$13,326	100.0%	$13,189	100.0%

The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2024 and 2023. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,206	$4,538	$5,423	$23,167	$13,172	$4,400	$4,915	$22,487
30-59 days past due	—	—	2	2	—	—	2	2
60-89 days past due	—	—	36	36	—	—	30	30
90-179 days past due	21	9	36	66	—	—	23	23
180+ days past due	99	16	46	161	17	16	37	70

Total	$13,326	$4,563	$5,543	$23,432	$13,189	$4,416	$5,007	$22,612

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2024	$120	$25	$118	$263
December 31, 2023	$17	$—	$90	$107

(1)

The Company had $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2024. The Company did not have any mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2023.

Current period investment income on mortgage loans in nonaccrual status was $6 million and $2 million for December 31, 2024 and 2023, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

As of December 31, 2024, the Company has $386 million of commercial mortgage loans that were modified under a term extension during the year which represent 2% of the carrying value of total mortgage loans. All commercial mortgage loans that were modified are current as of December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during the year ended December 31, 2024. The Company did not have a significant amount of mortgage loans modified during the year ended December 31, 2023.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company’s investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million and $47 million at December 31, 2024 and 2023, respectively. The allowance for credit losses was less than $1 million and $13 million at December 31, 2024 and 2023, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from zero to eight years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2024 and 2023, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) (“AOCI”).

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(7,357)	$(6,023)	$(8,632)
Derivatives	460	344	628
Other	(7)	(7)	(7)

Subtotal	(6,904)	(5,686)	(8,011)

Amounts allocated from:
Future policy benefits	977	696	992
Deferred income tax benefit (expense)	1,245	1,048	1,474

Net unrealized investment gains (losses)	$(4,682)	$(3,942)	$(5,545)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(3,942)	$(5,545)	$5,229
Unrealized investment gains (losses) during the year	(1,218)	2,325	(16,555)
Unrealized investment gains (losses) relating to:
Future policy benefits	281	(296)	2,917
Deferred income tax benefit (expense)	197	(426)	2,864

Balance at December 31,	$(4,682)	$(3,942)	$(5,545)

Change in net unrealized investment gains (losses)	$(740)	$1,603	$(10,774)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2024	2023
	(In millions)
Securities on loan: (1)
Amortized cost	$3,582	$3,420
Estimated fair value	$3,127	$3,194
Cash collateral received from counterparties (2)	$3,210	$3,277
Reinvestment portfolio — estimated fair value	$3,217	$3,246

(1)	Included in fixed maturity securities.
(2)	Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2024				December 31, 2023
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$490	$1,467	$886	$2,843	$647	$655	$1,584	$2,886
U.S. corporate	—	248	—	248	—	252	—	252
Foreign corporate	—	105	—	105	—	130	—	130
Foreign government	—	14	—	14	—	9	—	9

Total	$490	$1,834	$886	$3,210	$647	$1,046	$1,584	$3,277

(1)	The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2024 was $478 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, U.S. government and agency securities, non-agency RMBS and CMBS) with 51% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2024. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$6,246	$8,590
Invested assets held in trust (reinsurance agreements) (2)	8,226	7,103
Invested assets pledged as collateral (3)	12,471	13,979

Total invested assets on deposit, held in trust and pledged as collateral	$26,943	$29,672

(1)

The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $68 million and $102 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(2)

The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $332 million and $117 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(3)	The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See “— Securities Lending” for information regarding securities on loan. In addition, the Company’s investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $222 million and $245 million at redemption value at December 31, 2024 and 2023, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2024. The Company’s maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.3 billion at December 31, 2024. The Company’s investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for each of the years ended December 31, 2024, 2023 and 2022. This aggregated summarized financial data does not represent the Company’s proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2024, 2023 and 2022. Aggregate total assets of these entities totaled $903.8 billion and $799.0 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $78.5 billion and $56.7 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $60.1 billion, $24.8 billion and ($12.8) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity (“VIE”) is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity’s operations through voting rights or do not substantively participate in the gains and losses of the entity.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company’s involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2024 or 2023.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$14,248	$15,330	$15,386	$16,611
Limited partnerships and LLCs	4,223	5,265	4,220	5,242

Total	$18,471	$20,595	$19,606	$21,853

The Company’s investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company’s involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company’s maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See “— Fixed Maturity Securities Available-For-Sale” for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner’s interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company’s maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Investment income:
Fixed maturity securities	$3,708	$3,481	$3,044
Equity securities	3	2	2
Mortgage loans	1,000	957	840
Policy loans	48	45	42
Limited partnerships and LLCs (1)	357	167	263
Cash, cash equivalents and short-term investments	225	181	56
Other	104	84	66

Total investment income	5,445	4,917	4,313
Less: Investment expenses	345	357	249

Net investment income	$5,100	$4,560	$4,064

(1)	Includes net investment income pertaining to other limited partnership interests of $367 million, $186 million and $170 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(243)	$(214)	$(188)
Equity securities	(12)	(1)	(12)
Mortgage loans	(55)	(24)	(20)
Limited partnerships and LLCs	(2)	(1)	(20)
Other	14	(2)	—

Total net investment gains (losses)	$(298)	$(242)	$(240)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($1) million and ($18) million for the years ended December 31, 2024, 2023 and 2022, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$3,436	$2,223	$6,557

Gross investment gains	$20	$15	$55
Gross investment losses	(193)	(206)	(236)

Net investment gains (losses)	$(173)	$(191)	$(181)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company’s accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”).

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows:

Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction (“RSAT”) positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index- linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a predetermined range through the purchase and sale of options.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
		Gross Notional Amount	Estimated Fair Value		Gross Notional Amount	Estimated Fair Value
			Assets	Liabilities		Assets	Liabilities
				(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500	$9	$—	$—	$—	$—
Foreign currency swaps	Foreign currency exchange rate	3,778	430	25	3,895	339	45

Total qualifying hedges		4,278	439	25	3,895	339	45

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	69,303	131	444	31,252	140	103
Interest rate floors	Interest rate	8,000	1	30	3,500	7	1
Interest rate caps	Interest rate	7,850	14	14	7,050	19	1
Interest rate futures	Interest rate	171	—	—	—	—	—
Interest rate options	Interest rate	23,060	11	371	33,680	47	167
Interest rate forwards	Interest rate	16,352	121	1,876	17,017	32	1,937
Foreign currency swaps	Foreign currency exchange rate	674	111	—	735	99	1
Foreign currency forwards	Foreign currency exchange rate	304	6	—	384	—	1
Credit default swaps — written	Credit	780	19	—	1,405	27	—
Equity futures	Equity market	316	—	1	—	—	—
Equity index options	Equity market	39,897	1,722	1,041	20,099	757	687
Equity total return swaps	Equity market	106,301	1,543	1,446	53,742	2,236	2,137
Hybrid options	Equity market	—	—	—	270	—	—

Total non-designated or non-qualifying derivatives		273,008	3,679	5,223	169,134	3,364	5,035

Total		$277,286	$4,118	$5,248	$173,029	$3,703	$5,080

Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2024 and 2023. The Company’s use of derivatives includes (i) derivatives that serve as hedges of the Company’s exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being “highly effective” as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2024
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125

Total cash flow hedges	15	(10)	53	8	134

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—

Total non-qualifying hedges	(3,684)	(9)	—	—	—

Total	$(3,669)	$(19)	$53	$8	$134

	Year Ended December 31, 2023
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)

Total cash flow hedges	8	(8)	54	—	(273)

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—

Total non-qualifying hedges	(3,922)	2	—	—	—

Total	$(3,914)	$(6)	$54	$—	$(273)

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

	Year Ended December 31, 2022
	Net Derivative	Net Derivative			Amount of Gains
	Gains (Losses)	Gains (Losses)		Policyholder	(Losses)
	Recognized for	Recognized for	Net Investment	Benefits and	Deferred in
	Derivatives	Hedged Items	Income	Claims	AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$—	$(50)
Foreign currency exchange rate	12	(11)	52	—	379

Total cash flow hedges	17	(11)	56	—	329

Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—	—
Foreign currency exchange rate	95	(16)	—	—	—
Credit	(2)	—	—	—	—
Equity market	590	—	—	—	—
Embedded	2,743	—	—	—	—

Total non-qualifying hedges	(575)	(16)	—	—	—

Total	$(558)	$(27)	$56	$—	$329

At December 31, 2024 and 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $460 million and $344 million, respectively.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$2	$100	2.7	$6	$419	1.6
Baa	7	300	4.5	19	958	4.9
Ba	10	376	4.8	2	24	3.0
Caa and Lower	—	4	1.0	—	4	2.0

Total	$19	$780	4.4	$27	$1,405	3.9

(1)

The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	Gross Amount Recognized	Gross Amounts Not Offset on the Consolidated Balance Sheets		Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
		Financial Instruments (1)	Collateral Received/Pledged (2)
	(In millions)
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—

(1)	Represents amounts subject to an enforceable master netting agreement or similar agreement.
(2)	The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)

Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company’s collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2024	2023
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,314	$1,805
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,883	$4,811

(1)	After taking into consideration the existence of netting agreements.
(2)

Substantially all of the Company’s collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2024
	Fair Value Hierarchy			Total Estimated Fair Value

	Level 1	Level 2	Level 3
		(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960

Total fixed maturity securities	2,514	75,137	1,478	79,129

Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265

Total derivative assets	—	4,109	9	4,118

Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006

Total assets	$3,444	$158,494	$2,643	$164,581

Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488

Total derivative liabilities	1	5,247	—	5,248

Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540

Total liabilities	$1	$5,247	$19,886	$25,134

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy			Total Estimated Fair Value

	Level 1	Level 2	Level 3
		(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
RMBS	—	7,351	15	7,366
U.S. government and agency	3,680	4,534	—	8,214
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031

Total fixed maturity securities	3,680	74,669	1,736	80,085

Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Embedded derivatives on index-linked annuities (2)	—	—	—	—
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690

Total assets	$3,932	$160,407	$2,435	$166,774

Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Equity market	—	2,824	—	2,824

Total derivative liabilities	—	5,080	—	5,080

Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186

Total liabilities	$—	$5,080	$18,530	$23,610

(1)

Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)

Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF’s Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as “consensus pricing,” are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2024.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC- bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company’s nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company’s creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial’s debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company’s nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

	Valuation Techniques	Significant Unobservable Inputs	December 31, 2024	December 31, 2023	Impact of Increase in Input on Estimated Fair Value
			Range	Range
Market Risk Benefits
Variable annuity guaranteed minimum benefits	•Discounted cash flows	• Mortality rates	0.04% - 12.90%	0.04% - 12.90%	Decrease (1)
		• Lapse rates	1.00% - 20.20%	1.00% - 22.80%	Decrease (2)
		• Utilization rates	0.00% - 25.00%	0.00% - 25.00%	Increase (3)
		• Withdrawal rates	0.00% - 10.00%	0.00% - 10.00%	(4)
		• Long-term equity volatilities	12.22% - 37.04%	12.59% - 22.50%	Increase (5)
		• Nonperformance risk spread	0.20% - 1.19%	0.76% - 1.63%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing techniques	• Mortality rates	0.03% - 7.86%	0.03% - 9.24%	Decrease (1)
		• Lapse rates	1.00% - 62.30%	1.00% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50% - 13.00%	0.50% - 9.00%	(4)
		• Nonperformance risk spread	0.30% - 1.63%	0.45% - 1.74%	Decrease (6)

(1)

Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)

The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)

The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)

The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)

Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)

Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2023	$1,787	$365	$38	$27	$—	$35	$(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—

Balance, December 31, 2023	1,320	380	36	25	—	18	(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—	(10)	—	1	(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—	—	—	—	—
Purchases (5)	323	137	—	—	2	—	—
Sales (5)	(239)	(87)	—	—	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	(4)	644
Transfers into Level 3 (6)	53	—	—	—	—	—	—
Transfers out of Level 3 (6)	(300)	(69)	(15)	—	—	(6)	—

Balance, December 31, 2024	$1,092	$365	$21	$15	$2	$9	$(11,493)

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)

Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—	$—	$—	$1	$(4,687)

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—

Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—	$—	$—	$—	$—

Gains (Losses) Data for the year ended
December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(5)	$1	$—	$—	$—	$(9)	$2,743
Total realized/unrealized gains (losses) included in AOCI	$(266)	$(23)	$(10)	$—	$—	$17	$—

(1)	Comprised of U.S. and foreign corporate securities.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(2)	Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.
(3)

Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(5)	Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(6)

Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)

Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy			Total Estimated Fair Value
	Carrying Value	Level 1	Level 2	Level 3
			(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
			(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

	Stated Interest Rate	Maturity	December 31,
			2024	2023
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	21	24

Total long-term debt			$833	$836

(1)	Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.
(2)

Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2024 were $3 million in each of 2025, 2026, 2027 and 2028, $4 million in 2029, and $817 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $70 million and $70 million for the years ended December 31, 2024, 2023 and 2022, respectively, is included in other expenses, of which $65 million, $68 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (“BHNY”) issued a $125 million promissory note to BH Holdings (the “May 2022 Promissory Notes”), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the “August 2022 Promissory Notes”). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the “November 2022 Promissory Notes”). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the “May 2023 Promissory Notes”). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware (“BRCD”) maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2024, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2024, 2023 and 2022, the Company recognized commitment fees of $21 million, $21 million and $26 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2024, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the “Repurchase Facilities”) with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2024, there were no borrowings under the Repurchase Facilities.

12. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners (“NAIC”). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as “company action level RBC”). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2024, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 390%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2024	2023	2022
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(787)	$(3,131)	$1,373
Brighthouse Life Insurance Company of NY	New York	$(120)	$539	$(152)

Statutory capital and surplus was as follows at:

	December 31,
Company	2024	2023
	(In millions)
Brighthouse Life Insurance Company	$3,673	$4,623
Brighthouse Life Insurance Company of NY	$699	$819

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner (“Delaware Commissioner”), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion and $11.0 billion for the years ended December 31, 2024 and 2023, respectively.

The statutory net income (loss) of BRCD was ($447) million, ($300) million and ($208) million for the years ended December 31, 2024, 2023 and 2022, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $703 million and $661 million at December 31, 2024 and 2023, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2025	2024	2023	2022
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$266	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$—

(1)	Reflects dividend amounts that may be paid during 2025 without prior regulatory approval.
(2)	Reflects all amounts paid, including those requiring regulatory approval.
(3)	Any payment of dividends in 2025 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company’s own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)”) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive “unassigned funds (surplus),” excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “NY Superintendent”), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD’s plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2024, 2023 and 2022. During each of the years ended December 31, 2024, 2023 and 2022, BRCD paid cash dividends of $1 million to its preferred shareholders.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total

	(In millions)
Balance at December 31, 2021	$4,996	$233	$(3,229)	$(2,192)	$(7)	$(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (2)	2,951	(50)	(492)	(852)	4	1,561

AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (2)	(42)	5	—	—	—	(37)

Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144

Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)

AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)

Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152

Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48

AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)

Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135

Balance at December 31, 2024	$(5,046)	$364	$(1,602)	$1,146	$(25)	$(5,163)

(1)	See Note 8 for information on offsets to investments related to future policy benefits.
(2)

The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2024	2023	2022
		(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(173)	$(192)	$(182)	Net investment gains (losses)
Net unrealized investment gains (losses)	(15)	(12)	(20)	Net derivative gains (losses)

Net unrealized investment gains (losses), before income tax	(188)	(204)	(202)
Income tax (expense) benefit	39	43	42

Net unrealized investment gains (losses), net of income tax	(149)	(161)	(160)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	1	5	Net derivative gains (losses)
Interest rate swaps	3	3	4	Net investment income
Foreign currency swaps	13	7	12	Net derivative gains (losses)

Gains (losses) on cash flow hedges, before income tax	18	11	21
Income tax (expense) benefit	(4)	(2)	(5)

Gains (losses) on cash flow hedges, net of income tax	14	9	16

Total reclassifications, net of income tax	$(135)	$(152)	$(144)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the “Funds”) whereby the Company is paid monthly or quarterly fees (“12b-1 fees”) for providing certain services to customers and distributors of the Funds. The 12b-1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer’s investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company’s performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues included 12b-1 fees of $205 million, $199 million and $217 million for the years ended December 31, 2024, 2023 and 2022, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Compensation	$379	$383	$336
Contracted services and other labor costs	261	282	266
Transition services agreements	20	30	55
Establishment costs	—	—	63
Premium and other taxes, licenses and fees	55	55	49
Volume related costs, excluding compensation, net of DAC capitalization	568	536	496
Interest expense on debt	67	70	70
Other	251	269	359

Total other expenses	$1,601	$1,625	$1,694

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
		(In millions)
Current:
Federal	$(39)	$(5)	$(88)
Deferred:
Federal	24	(378)	883

Provision for income tax expense (benefit)	$(15)	$(383)	$795

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Tax provision at statutory rate	$51	$(316)	$946
Tax effect of:
Resolution of prior years	—	—	(71)
Dividends received deduction	(31)	(31)	(32)
Change in uncertain tax benefits	(12)	—	(20)
Tax credits	(22)	(8)	(19)
Change in valuation allowance	—	(18)	—
Return to provision	(10)	(5)	(5)
Adjustments to deferred tax	14	—	(2)
Other, net	(5)	(5)	(2)

Provision for income tax expense (benefit)	$(15)	$(383)	$795

Effective tax rate	(6)%	25%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,245	$1,048
Net operating loss carryforwards	2,003	1,826
Investments, including derivatives	145	210
Tax credit carryforwards	188	189
Employee benefits	2	3
Intangibles	41	48
Other	4	—

Total deferred income tax assets	3,628	3,324
Less: Valuation allowance	—	—

Total net deferred income tax assets	3,628	3,324

Deferred income tax liabilities:
Policyholder liabilities and receivables	1,224	910
DAC	581	580
Other	—	1

Total deferred income tax liabilities	1,805	1,491

Net deferred income tax asset (liability)	$1,823	$1,833

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2024.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	7,598

$9,536

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2024.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration 2027-2031	$—	$121
2032-2036	12	41
2037-2041	13	—
2042-2044	1	—
Indefinite	—	—

	$26	$162

The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$14	$14	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(12)	—	(20)

Balance at December 31,	$2	$14	$14

Unrecognized tax benefits that, if recognized would impact the effective rate	$2	$14	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2024, 2023 and 2022.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company’s consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non- insurance subsidiaries of the Company filed their own federal income tax returns.

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the “Tax Separation Agreement”). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2024, 2023 and 2022, MetLife, Inc. paid the Company 0, 0 and 14 million, respectively, under the Tax Separation Agreement. At December 31, 2024 and 2023, there was a current income tax receivable of 17 million and 15 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2024.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys’ fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney’s fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services (“PBI”), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services (“MOVEit Incident”). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff’s and purported class members’ private information despite PBI’s use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys’ fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF but denied the remainder of a motion to dismiss based on plaintiff’s lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities (“other loss contingencies”). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

The Company’s tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company’s subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2024, the Company has no matters where it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $271 million and $374 million at December 31, 2024 and 2023, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.4 billion at December 31, 2024 and 2023, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $82 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at December 31, 2024 and had recorded liabilities for indemnities, guarantees and commitments of $1 million at December 31, 2023.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $177 million, $175 million and $193 million for the years ended December 31, 2024, 2023 and 2022, respectively. Costs incurred under these arrangements were $891 million, $935 million and $946 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($71) million and ($110) million at December 31, 2024 and 2023, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $174 million, $169 million and $186 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $930 million, $887 million and $920 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company also had related party fee income receivables of $15 million and $14 million at December 31, 2024 and 2023, respectively.

17. Subsequent Event

Capital Transaction

On February 11, 2025, Brighthouse Life Insurance Company received a $100 million capital contribution from BH Holdings.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments

Other Than Investments in Related Parties

December 31, 2024

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,112	$6,460	$6,460
State and political subdivision	3,671	3,382	3,382
Public utilities	4,035	3,625	3,625
Foreign government	1,036	960	960
All other corporate bonds	49,229	44,513	44,513

Total bonds	65,083	58,940	58,940
Mortgage-backed and asset-backed securities	21,106	19,828	19,828
Redeemable preferred stock	376	361	361

Total fixed maturity securities	86,565	79,129	79,129

Equity securities:
Non-redeemable preferred stock	18	11	11
Common stock:
Industrial, miscellaneous and all other	23	20	20
Public utilities	—	1	1

Total equity securities	41	32	32

Mortgage loans	23,254		23,254
Policy loans	1,626		1,626
Limited partnerships and LLCs	4,827		4,827
Short-term investments	1,157		1,157
Other invested assets	5,244		5,244

Total investments	$122,714		$115,269

(1)

Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information

(Parent Company Only)

December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $72,741 and $73,144, respectively; allowance for credit losses of $78 and $20, respectively)	$66,860	$68,317
Equity securities, at estimated fair value	27	48
Mortgage loans (net of allowance for credit losses of $172 and $129, respectively)	22,089	21,249
Policy loans	1,625	938
Limited partnerships and limited liability companies	4,288	4,384
Short-term investments, principally at estimated fair value	1,120	574
Investment in subsidiaries	2,046	2,347
Other invested assets, principally at estimated fair value	10,387	8,697

Total investments	108,442	106,554
Cash and cash equivalents	3,856	2,682
Accrued investment income	1,139	1,049
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,298	18,869
Receivable from subsidiaries	11,558	15,830
Deferred policy acquisition costs and value of business acquired	3,958	4,047
Current income tax recoverable	26	23
Deferred income tax receivable	3,299	3,380
Market risk benefits assets	993	588
Other assets	293	279
Separate account assets	74,966	77,563

Total assets	$228,828	$230,864

Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$31,126	$32,066
Policyholder account balances	85,968	79,017
Market risk benefits liabilities	8,181	10,183
Other policy-related balances	3,827	3,902
Payables for collateral under securities loaned and other transactions	3,762	3,616
Long-term debt	812	812
Other liabilities	14,053	17,779
Separate account liabilities	74,966	77,563

Total liabilities	222,695	224,938

Stockholder’s Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)

Total stockholder’s equity	6,133	5,926

Total liabilities and stockholder’s equity	$228,828	$230,864

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)

(Parent Company Only)

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Operations
Revenues
Premiums	$577	$599	$423
Universal life and investment-type product policy fees	1,378	1,527	1,607
Net investment income	4,431	3,992	3,620
Other revenues	755	519	480
Net investment gains (losses)	(287)	(234)	(233)
Net derivative gains (losses)	(3,066)	(3,616)	1,800

Total revenues	3,788	2,787	7,697

Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($366), ($137), $79, respectively)	1,635	1,692	1,420
Interest credited to policyholder account balances	1,989	1,641	1,152
Amortization of deferred policy acquisition costs and value of business acquired	485	499	504
Change in market risk benefits	(2,665)	(1,494)	(4,107)
Other expenses	1,886	1,817	1,926

Total expenses	3,330	4,155	895

Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	458	(1,368)	6,802
Provision for income tax expense (benefit)	41	(347)	1,292

Income (loss) before equity in earnings (losses) of subsidiaries	417	(1,021)	5,510
Equity in earnings (losses) of subsidiaries	(161)	(103)	(1,800)

Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710

Comprehensive income (loss)	$207	$(307)	$(2,022)

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)

(Parent Company Only)

For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$240	$238	$(938)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,717	5,561	9,701
Equity securities	25	18	48
Mortgage loans	1,441	1,180	2,036
Limited partnerships and limited liability companies	325	197	249
Purchases of:
Fixed maturity securities	(10,280)	(7,587)	(14,364)
Equity securities	(2)	(3)	(14)
Mortgage loans	(2,347)	(775)	(4,864)
Limited partnerships and limited liability companies	(293)	(449)	(807)
Cash received in connection with freestanding derivatives	12,416	4,505	4,327
Cash paid in connection with freestanding derivatives	(11,794)	(5,207)	(3,833)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Returns of capital and dividends from subsidiaries	19	25	30
Capital contributions to subsidiaries	—	—	(100)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(523)	(261)	351
Net change in other invested assets	(1,380)	(4,530)	(381)

Net cash provided by (used in) investing activities	(2,364)	(7,241)	(7,775)

Cash flows from financing activities
Policyholder account balances:
Deposits	29,602	24,917	29,938
Withdrawals	(26,235)	(17,305)	(19,680)
Net change in payables for collateral under securities loaned and other transactions	146	(737)	(1,569)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(215)	(26)	(183)

Net cash provided by (used in) financing activities	3,298	6,583	8,506

Change in cash, cash equivalents and restricted cash	1,174	(420)	(207)
Cash, cash equivalents and restricted cash, beginning of year	2,682	3,102	3,309

Cash, cash equivalents and restricted cash, end of year	$3,856	$2,682	$3,102

Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65

Income tax	$1	$(20)	$(56)

Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$—	$103	$589

Transfer of limited partnerships and limited liability companies to affiliates	$—	$—	$587

Transfer of fixed maturity securities to affiliates	$126	$234	$296

Transfer of mortgage loans to affiliates	$—	$—	$89

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information

(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the “Parent Company”) should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information

December 31, 2024 and 2023

(In millions)

		Future Policy
	DAC	Benefits and Other	Policyholder
	and	Policy-Related	Account	Unearned	Unearned
Segment	VOBA	Balances	Balances	Premiums (1)(2)	Revenue (1)
2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—

Total	$4,374	$34,762	$87,162	$14	$964

2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—

Total	$4,487	$35,768	$80,193	$16	$844

(1)	Amounts are included in the future policy benefits and other policy-related balances column.
(2)	Includes premiums received in advance.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)

December 31, 2024, 2023 and 2022

(In millions)

	Premiums and Universal Life	Net	Policyholder Benefits and Claims and Interest Credited to
	and Investment-Type	Investment	Policyholder Account	Amortization of	Other
Segment	Product Policy Fees	Income (1)	Balances	DAC and VOBA	Expenses
2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260

Total	$2,360	$5,100	$4,249	$550	$1,601

2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279

Total	$2,589	$4,560	$4,219	$564	$1,625

2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312

Total	$2,517	$4,064	$3,499	$568	$1,694

(1)	See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance

December 31, 2024, 2023 and 2022

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%

Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	0.0%

Total insurance premium	$1,367	$628	$20	$759	2.6%

2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%

Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%

Total insurance premium	$1,458	$667	$20	$811	2.5%

2022
Life insurance in-force (1)	$475,382	$138,063	$8,034	$345,353	2.3%

Insurance premium
Life insurance (2)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%

Total insurance premium	$1,321	$688	$8	$641	1.2%

(1)	Includes life insurance products in the Life, Run-off and Corporate & Other segments.
(2)	Includes annuities with life contingencies.

For the years ended December 31, 2024, 2023 and 2022, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.4 billion and $1.5 billion, respectively, and life insurance premiums of $8 million, $6 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2024, 2023 and 2022.

92